[STATE STREET RESEARCH LOGO]


                           STATE STREET RESEARCH FUNDS
                              One Financial Center
                           Boston, Massachusetts 02111
Dear Shareholder:                                                   January 2003

     You are cordially invited to attend a special shareholder meeting of the State Street Research Large-Cap Growth Fund to be held on February 21, 2003. Before the meeting, I would like to ask for your vote on an important proposal affecting your fund.

     As described in the attached proxy statement, shareholders of your fund will be asked to consider and approve an Agreement and Plan of Reorganization between the Large-Cap Growth Fund and the State Street Research Legacy Fund.

     If the proposal is approved by the shareholders, the Legacy Fund would acquire substantially all of the assets and liabilities of the Large-Cap Growth Fund. As a result of this transaction, shareholders of the Large-Cap Growth Fund would receive, in exchange for their shares of the Large-Cap Growth Fund, shares of the corresponding class of the Legacy Fund with an aggregate net asset value equivalent to the aggregate net asset value of their respective investments in the Large-Cap Growth Fund on the transaction date. THIS MEANS THAT ALTHOUGH SHAREHOLDERS OF THE LARGE-CAP GROWTH FUND MAY END UP WITH A DIFFERENT NUMBER OF SHARES COMPARED TO WHAT THEY ORIGINALLY HELD, THE TOTAL DOLLAR VALUE OF THEIR SHARES WILL REMAIN THE SAME. The transaction is conditioned upon the receipt of an opinion of counsel to the effect that the transaction would be free from federal income taxes to the shareholders of each fund.

     THE BOARD OF TRUSTEES BELIEVES THE TRANSACTION IS IN THE BEST INTERESTS OF EACH FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

     I encourage you to carefully review the enclosed materials, which explain the proposal in detail. As a shareholder, your vote is important, and we hope that you will respond. By voting today, you can help your fund avoid the cost of follow-up communications. You have the option of voting your proxy over the Internet, as well as by mail or touch-tone phone. In the meantime, if you have any questions about this proposal, please call 1-87-SSR-FUNDS (1-877-773-8637).

     As always, we very much appreciate your support as a shareholder of the Large-Cap Growth Fund.

                                        Sincerely,

                                        /s/ Richard S. Davis

                                        Richard S. Davis
                                        Chairman of the Board,
                                        President and Chief Executive Officer
                                        State Street Research Growth Trust

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                               QUESTIONS & ANSWERS

Q:   WHAT AM I BEING ASKED TO VOTE ON?

A: Shareholders of the State Street Research Large-Cap Growth Fund are being asked to vote on a proposed reorganization of the Fund into the State Street Research Legacy Fund (the "Reorganization"). THE BOARD OF TRUSTEES OF THE LARGE-CAP GROWTH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THIS PROPOSAL.

Q: WHY HAS THE BOARD OF TRUSTEES RECOMMENDED THAT I VOTE IN FAVOR OF THE REORGANIZATION?

A: The Board of Trustees of the Large-Cap Growth Fund believes the Reorganization may provide several benefits to shareholders of the Large-Cap Growth Fund, including potential economies of scale which may result from investing in a larger fund with the same investment manager and similar objectives and policies.

Q: WHAT ARE THE MOST IMPORTANT DIFFERENCES BETWEEN THE LARGE-CAP GROWTH FUND'S INVESTMENT PROGRAM AND THE LEGACY FUND'S INVESTMENT PROGRAM?

A: The most significant difference in the Funds' investment programs is that while the Large-Cap Growth Fund invests at least 80% of its assets in large-cap stocks and convertible securities that have long-term growth potential, the Legacy Fund invests at least 65% of its assets in mid- and large-cap companies. While the two funds share an emphasis on large-cap companies, the Legacy Fund has greater flexibility to invest in mid-cap companies and may invest up to 35% of its assets in small-cap companies and other securities. The Legacy Fund's increased ability to invest in mid-cap companies and other securities may lead to an increased level of risk for shareholders. In addition, in contrast to the Large-Cap Growth Fund, the Legacy Fund invests according to a tax-managed, buy-and-hold approach, which is designed to allow the Legacy Fund to focus on long-term capital appreciation while attempting to reduce capital gains tax liability for shareholders.

Q:   WHEN WILL THE REORGANIZATION OCCUR?

A: If approved by the shareholders of both Funds, the Reorganization is expected to occur on or about February 24, 2003.

Q:   WHAT IF I HAVE QUESTIONS?

A: If you have questions about the Reorganization proposal itself, please call 1-87-SSR-FUNDS (1-877-773-8637).

           IMPORTANT ADDITIONAL INFORMATION ABOUT THE PROPOSAL IS SET
FORTH IN THE ACCOMPANYING PROSPECTUS/PROXY STATEMENT. PLEASE READ IT CAREFULLY.

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                   STATE STREET RESEARCH LARGE-CAP GROWTH FUND

                                   A SERIES OF
                       STATE STREET RESEARCH GROWTH TRUST
                              ONE FINANCIAL CENTER
                           BOSTON, MASSACHUSETTS 02111

                    ----------------------------------------

                            NOTICE OF SPECIAL MEETING
                                 OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 21, 2003

                    ----------------------------------------

To the Shareholders:

     This is to notify you that a Special Meeting of Shareholders of the State Street Research Large-Cap Growth Fund, a series of State Street Research Growth Trust (the "Trust"), will be held on February 21, 2003 at 11:00 a.m., Eastern time, at the offices of the Trust at One Financial Center, 31st Floor, Boston, Massachusetts 02111, for the following purposes:

     1. To approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the State Street Research Large-Cap Growth Fund by the State Street Research Legacy Fund; and

     2. To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the meeting and any adjournments thereof.

     The Board of Trustees of the Trust has fixed the close of business on December 20, 2002 as the record date for determination of shareholders of State Street Research Large-Cap Growth Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

     IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN February 19, 2003. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or trustee of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

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     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND.
WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. CERTAIN SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET; PLEASE SEE PAGE 4 FOR DETAILS. IF YOU VOTE BY PROXY AND THEN DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.

                                        By Order of the Board of Trustees
                                        FRANCIS J. McNAMARA, III
                                        Secretary

January 3, 2003
Date of Notice

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                        STATE STREET RESEARCH LEGACY FUND

                                   A SERIES OF
                     STATE STREET RESEARCH SECURITIES TRUST
                              ONE FINANCIAL CENTER
                           BOSTON, MASSACHUSETTS 02111

                    ----------------------------------------
                           PROSPECTUS/PROXY STATEMENT
                    ----------------------------------------

     This Prospectus/Proxy Statement is furnished to the shareholders of State Street Research Large-Cap Growth Fund (the "Large-Cap Growth Fund"), a series of State Street Research Growth Trust (the "Growth Trust"), in connection with the solicitation of proxies by and on behalf of the Board of Trustees of the Growth Trust to be used at a Special Meeting of Shareholders of the Large-Cap Growth Fund (the "Meeting") to be held at the Growth Trust's offices, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 11:00 a.m., Eastern time, on February 21, 2003, and at any adjournments thereof.

     Shareholders of record of the Large-Cap Growth Fund at the close of business on December 20, 2002 (the "Record Date") are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. This Prospectus/Proxy Statement, Proxy form and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of each Fund on or about January 3, 2003.

     This Prospectus/Proxy Statement relates to the proposed reorganization whereby the Legacy Fund would acquire substantially all of the assets and liabilities of the Large-Cap Growth Fund (the "Reorganization"). The Legacy Fund is a series of State Street Research Securities Trust (the "Securities Trust" and, together with the Growth Trust, the "Trusts"). Each of the Trusts is an open-end series management investment company organized as a Massachusetts business trust. The Large-Cap Growth Fund and the Legacy Fund are referred to in this Prospectus/Proxy Statement as the "Funds." The Reorganization is to be effected through the transfer of all of the assets of the Large-Cap Growth Fund to the Legacy Fund, in exchange for shares of beneficial interest of the Legacy Fund (the "Reorganization Shares") and the assumption by the Legacy Fund of all of the liabilities of the Large-Cap Growth Fund. This will be followed by the distribution of the Reorganization Shares to the shareholders of the Large-Cap Growth Fund in liquidation of the Large-Cap Growth Fund. As a result of the proposed transaction, each shareholder of the Large-Cap Growth Fund will receive in exchange for his or her Large-Cap Growth Fund shares a number of Legacy Fund shares of the same class equal in value at the time of the exchange to the aggregate value of the shareholder's Large-Cap Growth Fund shares. This means that shareholders of the Large-Cap Growth Fund may end up with a different number of shares compared to what they originally held, but the total dollar value of their shares will remain the same.

     Because shareholders of the Large-Cap Growth Fund are being asked to approve transactions which will result in their receiving shares of the Legacy Fund, this Prospectus/Proxy Statement also serves as a Prospectus for the Reorganization Shares of the Legacy Fund.

     This Prospectus/Proxy Statement explains concisely what shareholders of the Large-Cap Growth Fund should know before investing in the Legacy Fund. Please read it carefully and keep it for future reference.

     THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

     Shareholders of the Large-Cap Growth Fund can lose money by investing in the Legacy Fund. The Legacy Fund may not achieve its goals, and is not intended as a complete investment program. An investment in the Legacy Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

     - the Legacy Fund's current Prospectus, dated March 1, 2002, and the Large-Cap Growth Fund's current Prospectus dated May 1, 2002, each including any supplements (each a "Fund Prospectus");

     - the Legacy Fund's current Statement of Additional Information, dated March 1, 2002, and the Large-Cap Growth Fund's current Statement of Additional Information, each including any supplements (each a "Fund SAI"); and

     - the Statement of Additional Information relating to this Prospectus/Proxy Statement, dated January 3, 2003 (the "Reorganization SAI").

     This Prospectus/Proxy Statement is accompanied by a copy of the Legacy Fund's Prospectus. For a free copy of the Large-Cap Growth Fund Prospectus, either Fund's SAI or the Reorganization SAI, please call 1-877-773-8637 or write to either Trust at:

     State Street Research Growth Trust OR
     State Street Research Securities Trust
     One Financial Center
     Boston, MA 02111
     c/o State Street Research Service Center
     ATTN: Preferred Services

                            MANNER OF VOTING PROXIES

     If a proxy authorization ("Proxy") is properly given in time for a vote at the Meeting (either by returning the paper Proxy form or by submitting a Proxy electronically by telephone or over the Internet), the shares of the Fund represented thereby will be voted at the Meeting in accordance with the shareholder's instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Meeting or any adjournments thereof. The Board of Trustees of the Growth Trust does not currently know of any matter to be considered at the Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

     Approval by the Large-Cap Growth Fund of the proposed Reorganization will require the affirmative vote of the lesser of (i) 67% or more of the Class A, Class B(1), Class B, Class C and Class S shares of the Fund present or represented by proxy at the Meeting, voting together as a single class, if holders of more than 50% of the outstanding Class A, Class B(1), Class B, Class C and Class S shares of the Fund, taken as a single class, are present or represented by proxy at the Meeting; or (ii) more than 50% of the outstanding Class A, Class B(1), Class B, Class C and Class S shares of such Fund, voting together as a single class. The holders of 30% of the shares of the Large-Cap Growth Fund entitled to vote shall be a quorum for the Meeting. If the Fund fails to approve the proposed Reorganization, the Reorganization will not occur. In that event, the Large-Cap Growth Fund would be terminated and its assets distributed to shareholders in liquidation of that Fund. In the event of a liquidation, the Large-Cap Growth Fund would sell all of its portfolio securities and distribute its net assets to shareholders in cash, pro rata in accordance with their holdings.

     The persons named as proxies may propose one or more adjournments of the Meeting on behalf of the Large-Cap Growth Fund without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of shareholders of the Fund, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. A shareholder vote may be taken by the Fund on the proposal in this Prospectus/Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of the aggregate number of shares of the Fund present on a given proposal at the Meeting in person or by proxy.

     For purposes of determining the presence of a quorum for transacting business at the Meeting and for determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Meeting, abstentions may, in the discretion of the Large-Cap Growth Fund, be treated as present at the Meeting and entitled to vote on the matter, but which have not been voted. For this reason, abstentions could assist the Fund in obtaining a quorum but would have the same effect as a vote against a proposal. Broker "non-votes" ordinarily will not be considered present and entitled to vote on a proposal. The Fund reserves discretion to count broker "non-votes" as present based on specific instructions from a broker or nominee. Broker "non-votes" are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have, or choose not to exercise, discretionary power.

     A shareholder may vote:

     -  By telephone (through fully automated touch-tone voting);

     -  Over the Internet;

     -  By mail; or

     -  In person at the Meeting

BY TELEPHONE

          If telephone voting is available for your account, a toll-free telephone number will be printed on your Proxy form. Prior to calling, you should read the Prospectus/Proxy Statement and have your Proxy form at hand. (Please note, however, that telephone voting is not available to shareholders whose shares are held by a broker or other intermediary on the shareholder's behalf.)

          To use the automated touch-tone voting method, call the toll-free number provided on the Proxy form. At the prompt, enter the control number provided on the Proxy form, then follow the menu.

          A written confirmation of your telephone instructions will be mailed within 72 hours. You should immediately call 1-87-SSR-FUNDS
     (1-877-773-8637) toll-free between 9 a.m. and 6 p.m. Monday through Friday Eastern time if no confirmation is received or if your instructions have not been properly reflected.

INTERNET VOTING

          To vote over the Internet, please log on to www.ssrfunds.com and click on the proxy voting button. Prior to logging on, you should read the Prospectus/Proxy Statement and have your Proxy form at hand. You should enter the control number provided on the Proxy form, and follow the instructions on the screen. IF YOU RECEIVE MORE THAN ONE PROXY FORM, YOU MAY VOTE THEM DURING THE SAME SESSION, USING THE RELEVANT CONTROL NUMBERS.

BY MAIL

          To vote by mail, you should date and sign the Proxy form included with this Prospectus/Proxy Statement, indicate your vote on the proposal, and return the form in the envelope provided.

ADDITIONAL INFORMATION

     SHAREHOLDERS VOTING THEIR PROXIES BY TELEPHONE OR OVER THE INTERNET SHOULD NOT RETURN THEIR PROXY FORMS BY MAIL.

     A person submitting votes by telephone or over the Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing PFPC Global Fund Services ("PFPC"), a proxy solicitation firm, and its agents, to execute a proxy to vote the shareholder's shares at the Meeting as the shareholder has indicated.

     Any shareholder who has given a Proxy, whether by telephone, over the Internet or in written form, has the right to revoke it at any time prior to its exercise by submitting a subsequent telephone or electronic vote, or a written notice of revocation, or a later-dated Proxy, or by attending the Meeting and voting his or her shares in person.

     The Growth Trust believes that the procedures for authorizing the execution of a Proxy by telephone or over the Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

     In some cases, proxy solicitation materials may be included in one package for more than one account with the same tax I.D. number and address of record.

     PFPC and its agents will assist with the mailing and tabulation effort and may also solicit Proxies by contacting shareholders by telephone. The costs of solicitation will be borne by the Large-Cap Growth Fund. The Fund's cost for PFPC's services is not expected to exceed $24,000. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares of the Funds. Representatives of State Street Research Service Center and other representatives of the Growth Trust may also solicit proxies.

     QUESTIONS ABOUT THE PROPOSAL SHOULD BE DIRECTED TO STATE STREET RESEARCH SERVICE CENTER AT 1-87-SSR-FUNDS (1-877-773-8637), ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111.

                   SHARES OUTSTANDING AND BENEFICIAL OWNERSHIP

     As of the Record Date, as shown on the books of the Large-Cap Growth Fund, there were issued and outstanding the following number of shares of beneficial interest of each class of the Fund:

                         CLASS A    CLASS B(1)    CLASS B    CLASS C     CLASS S      TOTAL
                        ---------   ----------   ---------   -------   ----------   ----------
Large-Cap Growth Fund   3,899,526    3,044,061   3,380,130   589,207   13,347,926   24,260,850

     As of November 30, 2002, the officers and Trustees of the Growth Trust as a group beneficially owned less than 1% of the outstanding Class S shares of the Large-Cap Growth Fund and no Class A, Class B(1), Class B or Class C shares. As of November 30, 2002, to the best of the knowledge of the Growth Trust, the following persons each owned of record or beneficially 5% or more of the outstanding shares of a class of the Large-Cap Growth Fund:

                                                                                          % OF LEGACY
                                                                                           FUND HELD
FUND                    CLASS             SHAREHOLDER              % OF CLASS HELD    AFTER REORGANIZATION
---------------------   -----     ----------------------------     ---------------    --------------------
Large-Cap Growth Fund     B       Merrill Lynch, Pierce                  16.2%               10.16%
                                  Fenner & Smith
                                  for the Sole Benefit of its
                                  Customers
                                  4800 Deer Lake Drive East
                                  Jacksonville, FL 32246-6486
                          C       Merrill Lynch, Pierce                 31.88%                5.81%
                                  Fenner & Smith
                                  for the Sole Benefit of its
                                  Customers
                                  4800 Deer Lake Drive East
                                  Jacksonville, FL 32246-6486
                          S       The Deming 2002 Family                 5.53%               12.70%
                                  Partnership No. 3 LP*
                                  c/o State Street Research
                                  Service Center
                                  One Financial Center
                                  Boston, MA 02111
                          S       J.F. Cullman 3rd*                      5.13%               11.77%
                                  c/o Bankers Trust Co.
                                  Personal Securities Services
                                  P.O. Box 9005
                                  Church Street Station
                                  New York, NY 10008

* Beneficial Owner

     State Street Research & Management Company (the "Investment Manager" or "State Street Research") serves as investment manager of the Funds and State Street Research Investment Services, Inc. (the "Distributor") serves as distributor of the

Funds. The Investment Manager and the Distributor are located at One Financial Center, Boston, Massachusetts 02111 and are indirect, wholly-owned subsidiaries of MetLife, Inc. ("MetLife"). MetLife and its affiliated entities have indicated that with respect to shares of the Large-Cap Growth Fund for which they have voting authority, they intend to vote for and against the proposal in the same relative proportion as do the other shareholders of the Fund who cast votes at the Meeting.

                        OVERVIEW OF PROPOSED TRANSACTION

PROPOSED TRANSACTION

     The Trustees of the Growth Trust, on behalf of the Large-Cap Growth Fund, and the Trustees of the Securities Trust, on behalf of the Legacy Fund, have approved the Reorganization of the Large-Cap Growth Fund into the Legacy Fund. The Reorganization is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Large-Cap Growth Fund to the Legacy Fund, in exchange for shares of the Legacy Fund and the assumption by the Legacy Fund of all the liabilities of the Large-Cap Growth Fund, followed by the liquidation of the Large-Cap Growth Fund. The form of Agreement and Plan of Reorganization is included in this Prospectus/Proxy Statement as APPENDIX A.

     The investment objective and policies of the Legacy Fund are similar to the investment objective and policies of the Large-Cap Growth Fund. However, there are some important differences between the Funds; the most significant is that the Legacy Fund's policy requires it to invest at least 65% of its assets in securities of large- and mid-cap companies, whereas the Large-Cap Growth Fund's policy is to invest at least 80% of its assets in large-cap companies. The Legacy Fund's greater flexibility to invest in mid-cap companies and ability to invest up to 35% of its assets in small-cap companies and other securities may present increased risks for shareholders. Another important difference between the Funds is that the Legacy Fund invests its assets according to a tax-managed approach by generally selecting stocks with perceived long-term growth potential and holding them for extended periods in order to allow capital appreciation while reducing capital gains tax liability.

     More information about the Funds' investment objectives and policies, and important differences between them, are contained below under "Comparison of Investment Objectives, Policies, Restrictions and Risks."

     As a result of the proposed Reorganization, the Large-Cap Growth Fund will receive a number of Class A, Class B(1), Class B, Class C, and Class S Reorganization Shares of the Legacy Fund equal in value to the value of the net assets of the Large-Cap Growth Fund being transferred and attributable to the Class A, Class B(1), Class B, Class C, and Class S shares, respectively, of the Large-Cap Growth Fund. Following the transfer, the Large-Cap Growth Fund will distribute to each of its

Class A, Class B(1), Class B, Class C, and Class S shareholders a number of full and fractional Class A, Class B(1), Class B, Class C, and Class S Reorganization Shares, respectively, of the Legacy Fund equal in value to the aggregate value of the shareholder's Class A, Class B(1), Class B, Class C, and Class S Large-Cap Growth Fund shares, as the case may be, and the Large-Cap Growth Fund will be liquidated.

     The Class A, Class B(1), Class B, Class C, and Class S shares of the Legacy Fund have identical characteristics to the corresponding classes of the Large-Cap Growth Fund.

     Shareholders of the Large-Cap Growth Fund will not be charged a front end sales load on the issuance of the Reorganization Shares, or a contingent deferred sales charge (a "CDSC") on Large-Cap Growth Fund shares exchanged for Reorganization Shares. The Reorganization Shares that shareholders of the Large-Cap Growth Fund receive will be subject to a CDSC on redemption to the same extent that the Large-Cap Growth Fund shares exchanged were so subject. In other words, the Reorganization Shares will be treated as having been purchased on the date that shareholders originally purchased the Large-Cap Growth Fund shares and for the price each shareholder originally paid. For purposes of determining the conversion date of the Class B(1) and Class B Reorganization Shares into Class A shares, the Reorganization Shares will be treated as having been acquired on the date that shareholders originally acquired the Large-Cap Growth Fund shares (so that the conversion of such shares will be unchanged by the Reorganization). See the Fund Prospectus for more information about the characteristics of Class A, Class B(1), Class B, Class C, and Class S shares of the Legacy Fund.

     As described more fully below, the Trustees of the Growth Trust unanimously recommend that shareholders of the Large-Cap Growth Fund approve the Reorganization. The Trustees believe the Reorganization may provide several benefits to shareholders of the Large-Cap Growth Fund, including potential economies of scale and enhanced investment management efficiencies which may result from investing in a larger fund with similar investment objectives and policies. See "The Proposal -- Background and Reasons for the Proposed Reorganization."

OPERATING EXPENSES

     The following tables contain the current fees for the Legacy Fund and the Large-Cap Growth Fund and the pro-forma fees annualized after the Reorganization.

     The contractual operating expenses of the Legacy Fund are higher than the contractual operating expenses of the Large-Cap Growth Fund. In particular, the Legacy Fund's management fees are 0.65% of the Fund's average annual net assets, whereas the Large-Cap Growth Fund's management fee rate is 0.475%. However, the Investment Manager has agreed that it will limit the Legacy Fund's total operating expenses for one year following the Reorganization so that the Legacy Fund's expenses are only marginally higher than the Large-Cap Growth Fund's current expense levels for all classes. The Investment Manager is not obligated to continue this expense limitation after the initial one-year period.

     The following tables summarize fees and expenses for Class A shares, Class B(1) shares, Class B shares, Class C shares, and Class S shares:

     - that the Large-Cap Growth Fund and Legacy Fund incurred in their fiscal years ended December 31, 2001 and October 31, 2002, respectively, restated to reflect the elimination of fee waivers and expense reimbursements previously in effect; and

     - that the Legacy Fund would have incurred in its most recent fiscal year after giving effect on a pro forma combined basis to the proposed Reorganization, if the Reorganization had occurred at the beginning of such fiscal year.

     The tables are provided to help you understand an investor's share of the operating expenses which each Fund incurs. The examples show the estimated cumulative expenses attributable to a hypothetical $10,000 investment in the Large-Cap Growth Fund, the Legacy Fund, and the Legacy Fund on a pro forma basis, over specified periods. By translating "Total Annual Fund Operating Expenses" into dollar amounts, these examples help you compare the costs of investing in a particular Fund, or a particular class of shares, with the costs of investing in other mutual funds.

SHAREHOLDER TRANSACTION EXPENSES (APPLICABLE TO BOTH FUNDS)

                                   CLASS A    CLASS B(1)   CLASS B    CLASS C    CLASS S
                                   -------    ----------   --------   --------   -------
SHAREHOLDER FEES
Maximum Sales Charge
  Imposed on Purchase
  (as a percentage of offering
  price at the time of purchase)   5.75%       None        None       None       None

Maximum Contingent
  Deferred Sales Charge
  (as a percentage of original
  purchase price or redemption
  price, whichever is lower)       None(1)     5.00%(2)    5.00%(3)   1.00%(4)   None

----------
(1) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will apply.
(2) 5.00% first year; 4.00% second year; 3.00% third and fourth years; 2.00% fifth year; 1.00% sixth year; and 0% thereafter.
(3) 5.00% first year; 4.00% second year; 3.00% third and fourth years; 2.00% fifth year; and 0% thereafter.
(4)  0% after first year.

                                                 CURRENT EXPENSES        PRO FORMA
                                             ------------------------     EXPENSES
                                              LARGE-CAP                  ----------
ANNUAL FUND OPERATING EXPENSES                 GROWTH        LEGACY        LEGACY
(AS A PERCENTAGE OF AVERAGE NET ASSETS)         FUND          FUND          FUND
                                             ----------    ----------    ----------
Management Fees
  Class A                                     0.475%        0.65%         0.65%
  Class B(1)                                  0.475%        0.65%         0.65%
  Class B                                     0.475%        0.65%         0.65%
  Class C                                     0.475%        0.65%         0.65%
  Class S                                     0.475%        0.65%         0.65%
12b-1 Fees
  Class A                                      0.30%(1)     0.30%(1)      0.30%(1)
  Class B(1)                                   1.00%        1.00%         1.00%
  Class B                                      1.00%        1.00%         1.00%
  Class C                                      1.00%        1.00%         1.00%
  Class S                                      0.00%        0.00%         0.00%
Other Expenses
  Class A                                     0.595%        0.55%         0.48%
  Class B(1)                                  0.595%        0.55%         0.48%
  Class B                                     0.595%        0.55%         0.48%
  Class C                                     0.595%        0.55%         0.48%
  Class S                                     0.595%        0.55%         0.48%
Total Fund Operating Expenses
  Class A                                      1.37%        1.50%         1.43%
  Class B(1)                                   2.07%        2.20%         2.13%
  Class B                                      2.07%        2.20%         2.13%
  Class C                                      2.07%        2.20%         2.13%
  Class S                                      1.07%        1.20%         1.13%

----------
(1) The Trustees may increase the current service/distribution fee rate shown for Class A shares at any time, provided that the fees do not exceed a maximum of 0.40%.

EXAMPLE OF FUND EXPENSES:

     An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses and, except as indicated, redemption at the end of each time period:

                                                 CURRENT EXPENSES        PRO FORMA
                                             ------------------------     EXPENSES
                                             LARGE-CAP                   ---------
                                               GROWTH        LEGACY        LEGACY
                                                FUND          FUND          FUND
                                             ----------    ----------    ----------
Class A
  1 year                                     $   706       $   719       $   712
  3 years                                    $   984       $ 1,022       $ 1,001
  5 years                                    $ 1,282       $ 1,346       $ 1,312
  10 years                                   $ 2,127       $ 2,263       $ 2,190
Class B(1)
  1 year                                     $   710       $   723       $   716
  3 years                                    $   949       $   988       $   967
  5 years                                    $ 1,314       $ 1,380       $ 1,344
  10 years                                   $ 2,221(1)    $ 2,357(1)    $ 2,284(1)
Class B(1) (no redemption)
  1 year                                     $   210       $   223       $   216
  3 years                                    $   649       $   688       $   667
  5 years                                    $ 1,114       $ 1,180       $ 1,144
  10 years                                   $ 2,221(1)    $ 2,357(1)    $ 2,284(1)
Class B
  1 year                                     $   710       $   723       $   716
  3 years                                    $   949       $   988       $   967
  5 years                                    $ 1,314       $ 1,380       $ 1,344
  10 years                                   $ 2,221(1)    $ 2,357(1)    $ 2,284(1)
Class B (no redemption)
  1 year                                     $   210       $   223       $   216
  3 years                                    $   649       $   688       $   667
  5 years                                    $ 1,114       $ 1,180       $ 1,144
  10 years                                   $ 2,221(1)    $ 2,357(1)    $ 2,284(1)
Class C
  1 year                                     $   310       $   323       $   316
  3 years                                    $   649       $   688       $   667
  5 years                                    $ 1,114       $ 1,180       $ 1,144
  10 years                                   $ 2,400       $ 2,534       $ 2,462
Class C (no redemption)
  1 year                                     $   210       $   223       $   216
  3 years                                    $   649       $   688       $   667
  5 years                                    $ 1,114       $ 1,180       $ 1,144
  10 years                                   $ 2,400       $ 2,534       $ 2,462
Class S
  1 year                                     $   109       $   122       $   115
  3 years                                    $   340       $   381       $   359
  5 years                                    $   590       $   660       $   622
  10 years                                   $ 1,306       $ 1,455       $ 1,375

----------
(1)  Assumes conversion to Class A shares after eight years.

FEDERAL INCOME TAX CONSEQUENCES

     For federal income tax purposes, the Reorganization of the Large-Cap Growth Fund into the Legacy Fund will be a tax-free reorganization. Accordingly, no gain or loss will be recognized by the Large-Cap Growth Fund or by its shareholders as a result of the Reorganization, and the aggregate tax basis of the Reorganization Shares received by each shareholder of the Large-Cap Growth Fund will be the same as the aggregate tax basis of the shareholder's Large-Cap Growth Fund shares.

     Prior to the Exchange Date, the Large-Cap Growth Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, through the Exchange Date.

     For more information about the federal income tax consequences of the Reorganization, see "Information About the Reorganization -- Federal Income Tax Consequences."

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES, RESTRICTIONS AND RISKS

     The investment objectives, policies, restrictions and risks of the Funds, and certain differences between them, are summarized below. For a more detailed description of the investment techniques used by the Funds, please see the Fund Prospectus and the current prospectus of the Large-Cap Growth Fund. For more information concerning the risks associated with investments in the Funds, see "Risk Factors" below.

LARGE-CAP GROWTH FUND

     The Large-Cap Growth Fund seeks to provide long-term growth of capital. Under normal circumstances, the Large-Cap Growth Fund invests at least 80% of its total assets in large-cap stocks and convertible securities that have long-term growth potential. The Fund may invest up to 20% of its total assets in other securities. The Large-Cap Growth Fund currently considers large-cap companies to be those with market capitalizations within the range of companies included in the Russell 1000 Growth Index.

     In selecting stocks, the Large-Cap Growth Fund first attempts to identify the industries that over the long term will grow faster than the economy as a whole. It then looks for companies within those industries that appear most capable of sustained growth. While the Fund tends to emphasize larger, established companies, from time to time it may also invest in other sizes or types of companies, including smaller growth companies. Current income is not a significant factor in stock selection

LEGACY FUND

     Like the Large-Cap Growth Fund, the Legacy Fund seeks to provide long-term growth of capital. Under normal circumstances, the Fund invests at least 65% of its total assets in stocks and convertible securities of mid- and large-cap companies. Whereas the Large-Cap Growth Fund must invest at least 80% of its assets in large-cap companies, the Legacy Fund is not limited to investing in large-cap companies and has the option of investing its assets in mid-cap companies. In addition, whereas the Large-Cap Growth Fund has the ability to invest a maximum of 20% of its assets in securities other than those of large-cap companies, the Legacy Fund has the ability to invest up to 35% of its assets in securities other than those of large- and mid-cap companies. The Legacy Fund's greater investment flexibility could lead to increased risk for shareholders.

     Another difference between the Funds is that the Legacy Fund employs a tax-managed strategy whereby the Fund generally seeks to identify stocks with long-term growth potential and hold them for extended periods. This buy-and-hold approach is designed to allow the Fund to focus on long-term capital appreciation while reducing (though not eliminating) capital gains distributions and the resulting tax liability for shareholders. This approach could result in missed opportunities to realize gains and ultimately lower long-term performance. While the Fund generally expects to invest across a broad range of industries, it may favor companies in those industries that appear to offer higher potential for long-term growth.

     In addition to the principal investment strategies for the Funds described above, each Fund may also engage in other types of investment practices, such as investing in bonds, small company securities and derivatives. Each Fund may also engage in securities lending and in defensive investing. More detailed descriptions of these investment practices, and associated risks, are included in the Prospectus and SAI of each Fund.

     There are also several differences between the fundamental investment restrictions of the Large-Cap Growth Fund and the Legacy Fund. As a result of the Reorganization, the Legacy Fund's fundamental investment restrictions will apply to shares issued to former shareholders of the Large-Cap Growth Fund. The Funds' Investment Manager believes that the differences between the two Funds' fundamental investment restrictions are not material. The table contained in APPENDIX B to this Prospectus/Proxy Statement summarizes the differences in the Funds' fundamental investment restrictions. The table, as well as the summary contained in this paragraph and the preceding paragraph, are qualified in their entirety by reference to the complete text of the investment restrictions of each Fund, which are set forth in their respective prospectuses and SAI's.

RISK FACTORS

     Certain risks associated with an investment in the Legacy Fund are summarized below. Because the Legacy Fund and the Large-Cap Growth Fund share certain policies described more fully above under "Overview of Proposed Transactions -- Comparison of Investment Objectives, Policies, Restrictions and Risks," some of the risks of an investment in the Legacy Fund are substantially similar to the risks of an investment in the Large-Cap Growth Fund. However, the risks associated with the Legacy Fund's employment of a tax-managed strategy are risks that are attributable to the Legacy Fund and not shared by the Large-Cap Growth Fund.

     Because the Legacy Fund invests primarily in stocks, its major risks are those of stock investing, including sudden and unpredictable drops in value and the potential for periods of lackluster performance.

     The Legacy Fund's investment approach, with its emphasis on keeping portfolio turnover low, means that the Fund could continue to hold various stocks through adverse markets rather than selling them. This could cause the Fund to have deeper losses during down markets than a fund that has invested in smaller stocks but does not seek reduced turnover. To the extent that the Fund does sell securities during times of volatility, either for investment management reasons or to meet shareholder redemption requests, portfolio turnover and capital gains distributions are likely to increase as a result. For this reason, shareholders who actively trade or exchange fund shares could adversely affect the management of the Fund and are discouraged from investing in it.

     While the Legacy Fund's buy-and-hold approach is designed to allow it to capture long-term gains, prices of some stocks may not return to previous highs. To the extent that the Fund continues to hold these stocks, it may miss opportunities to realize gains and its long-term performance may be reduced.

     Because the Legacy Fund may invest in U.S. companies with some international business, and also may invest in foreign companies, it is subject to the risks associated with international investing.

     The success of the Legacy Fund's investment strategies depends largely on the portfolio manager's fundamental analysis of individual companies and assessment of the economic environment for their businesses.

     The Legacy Fund's shares will rise and fall in value and there is a risk that shareholders could lose money by investing in the Fund. Also, the Fund cannot be certain that it will achieve its goal. Finally, Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

     A more detailed description of the risks associated with an investment in the Legacy Fund may be found in the Fund Prospectus under the captions "Other

Information -- Other Securities and Risks" and in the Fund SAI under the captions "Additional Information Concerning Investment Restrictions, Certain Risks and Investment Techniques" and "Debt Instruments and Permitted Cash Investments."

                     COMPARISON OF DISTRIBUTION POLICIES AND
                  PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

     Both the Large-Cap Growth Fund and the Legacy Fund declare dividends, if any, and pay them annually. Each Fund distributes any net realized capital gains annually. It is expected that, shortly prior to the Exchange Date (as defined in the Agreement and Plan of Reorganization), the Large-Cap Growth Fund will declare and distribute as a special dividend any investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized capital gains through the Exchange Date not previously distributed.

     The Funds have identical procedures for purchasing shares. Each of the Funds offers five classes of shares, Class A, Class B(1), Class B, Class C and Class S. Class A, Class B(1), Class C and Class S shares of the Funds may be purchased at their net asset value next determined, plus applicable sales charges in the case of Class A shares, through broker-dealers that have dealer agreements with the Distributor or through the Distributor in certain instances. Class B shares of the Funds are available only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds. Class S shares of the Funds are available only through certain advisory accounts of the Investment Manager and other special programs, including programs through financial professionals with recordkeeping and other services.

     Class B(1) shares of the Funds are subject to a CDSC at declining rates if redeemed within six years of purchase. Class B shares of the Funds are subject to a CDSC at declining rates if redeemed within five years of purchase. Class C shares of the Funds are subject to a CDSC if redeemed within one year of purchase. Class B(1), Class B and Class C Reorganization Shares will be subject to a CDSC on redemption to the same extent that the Class B(1), Class B and Class C Large-Cap Growth Fund shares were so subject. No sales charge will be charged to Large-Cap Growth Fund shareholders on the issuance of the Reorganization Shares, and no CDSC will be charged by the Large-Cap Growth Fund. Following is a brief summary of the main characteristics of each class:

     CLASS A SHARES. Class A shares of each Fund are sold subject to a front-end sales load of 4.50% or less, with lower sales charges applicable to larger investments. Class A shares are also subject to a servicing and distribution fee at a current aggregate annual rate of 0.30% (subject to a maximum annual rate of 0.40%) of assets attributable to Class A shares. Class A shares are generally not subject to a CDSC, except in the case of certain large purchases of Class A shares without a sales load which are redeemed within one year of purchase.

     CLASS B(1) SHARES. Class B(1) shares of each Fund are sold at net asset value without any initial sales charge, but subject to a CDSC at declining rates if the shares are redeemed within six years of purchase. Class B(1) shares of each Fund are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of assets attributable to Class B(1) shares. Class B(1) shares convert automatically to Class A shares eight years after purchase.

     CLASS B SHARES. Class B shares of each Fund are sold at net asset value without any initial sales charge, but subject to a CDSC at declining rates if the shares are redeemed within five years of purchase. Class B shares of each Fund are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of assets attributable to Class B shares. Class B shares convert automatically to Class A shares eight years after purchase. Note that Class B shares of each Fund are available only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

     CLASS C SHARES. Class C shares of each Fund are also sold at net asset value without an initial sales charge, but subject to a CDSC if redeemed within the first year of purchase. Class C shares are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of assets attributable to Class C shares. Class C shares never convert to Class A shares.

     CLASS S SHARES. Class S shares of each Fund are sold at net asset value without an initial sales charge, and are not subject to a CDSC. Class S shares are not subject to servicing and distribution fees, and therefore have lower annual expenses than other share classes of the Funds. Note, however, that Class S shares of each Fund are available only through certain advisory accounts of the Investment Manager and through other special programs, including programs through financial professionals offering recordkeeping and other services. Such programs typically involve special conditions and separate fees, in addition to those described here.

     Shares of each Fund can generally be exchanged for shares of the same class of any other publicly offered and available State Street Research Fund. For more details, see the Funds' Prospectuses and SAI's.

     The Funds have identical redemption procedures. Shares of each Fund may be redeemed at their net asset value next determined after receipt of the redemption request, less any applicable CDSC, on any day the New York Stock Exchange is open. Shares can be redeemed by mail, by telephone, through broker-dealers if a dealer agreement is in place, by wire communication, by Internet, by check, by Systematic Withdrawal Plan, or by electronic funds transfer.

     Each Fund offers the same shareholder services, including reinvestment privileges, a systematic withdrawal plan (with automatic bank connection), a dividend allocation program, telephone purchases, telephone exchanges, telephone redemptions, Internet account access through the EZ-Trader service, and access to the Investamatic Program, an automatic investment program. Because each Fund currently offers the same shareholder services, after the closing of the proposed Reorganization, the same services will continue to be available to the shareholders of the Large-Cap Growth Fund.

     See the Funds' Prospectuses for further information.

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     State Street Research Legacy Fund returned -13.84% for the 12-month period ended October 31, 2002. That was better than the S&P 500 Index, which returned -15.10% over the same period.

     REASONS FOR THE LEGACY FUND'S PERFORMANCE. In an environment that was challenging for most growth stocks, the Legacy Fund slightly outperformed its benchmark as a result of good sector weighting decisions and strong stock selection. The Investment Manager's emphasis on the producer durables, utilities and technology sectors helped relative performance, as did strong stock selection in energy and healthcare, including positions in Pharmacia, Johnson & Johnson and St. Jude Medical.

     An underweight stake in financial services hurt results, as this sector -- buoyed by non-money-center banks and S&L's -- was one of the top-performing sectors during the year. Weak stock selection within the financial services sector also hurt returns relative to the Legacy Fund's benchmark.

     CURRENT STRATEGY. The Investment Manager's strategy remains unchanged. It continues to use a bottom-up stock-picking strategy to select stocks that it feels have the greatest potential to outperform over the long term. The Investment Manager continues to favor healthcare, consumer discretionary and energy stocks for their long-term growth potential. The Investment Manager has placed less emphasis on the transportation, consumer staples and technology sectors.

                           CHANGE IN VALUE OF $10,000
           BASED ON THE S&P 500 INDEX AND RUSSELL 1000(R) GROWTH INDEX
                     COMPARED TO CHANGE IN VALUE OF $10,000
                             INVESTED IN LEGACY FUND

[CHART]

CLASS A SHARES

           LEGACY FUND   S&P 500 INDEX   RUSSELL 1000(R) GROWTH INDEX
12/31/97      $  9,425        $ 10,000                       $ 10,000
10/31/98      $ 10,829        $ 11,465                       $ 11,824
10/31/99      $ 13,796        $ 14,407                       $ 15,874
10/31/00      $ 15,455        $ 15,283                       $ 17,355
10/31/01      $ 10,910        $ 11,479                       $ 10,422
10/31/02      $  9,392        $  9,746                       $  8,377

[CHART]

CLASS B(1) SHARES

           LEGACY FUND   S&P 500 INDEX   RUSSELL 1000(R) GROWTH INDEX
12/31/97      $ 10,000        $ 10,000                       $ 10,000
10/31/98      $ 11,420        $ 11,465                       $ 11,824
10/31/99      $ 14,437        $ 14,407                       $ 15,874
10/31/00      $ 16,048        $ 15,283                       $ 17,355
10/31/01      $ 10,946        $ 11,479                       $ 10,422
10/31/02      $  9,423        $  9,746                       $  8,377

[CHART]

CLASS B SHARES

           LEGACY FUND   S&P 500 INDEX   RUSSELL 1000(R) GROWTH INDEX
12/31/97      $ 10,000        $ 10,000                       $ 10,000
10/31/98      $ 11,420        $ 11,465                       $ 11,824
10/31/99      $ 14,437        $ 14,407                       $ 15,874
10/31/00      $ 16,118        $ 15,283                       $ 17,355
10/31/01      $ 11,026        $ 11,479                       $ 10,422
10/31/02      $  9,531        $  9,746                       $  8,377

[CHART]

CLASS C SHARES

           LEGACY FUND   S&P 500 INDEX   RUSSELL 1000(R) GROWTH INDEX
12/31/97      $ 10,000        $ 10,000                       $ 10,000
10/31/98      $ 11,420        $ 11,465                       $ 11,824
10/31/99      $ 14,437        $ 14,407                       $ 15,874
10/31/00      $ 16,058        $ 15,283                       $ 17,355
10/31/01      $ 11,246        $ 11,479                       $ 10,422
10/31/02      $  9,615        $  9,746                       $  8,377

[CHART]

CLASS S SHARES

           LEGACY FUND   S&P 500 INDEX   RUSSELL 1000(R) GROWTH INDEX
12/31/97      $ 10,000        $ 10,000                       $ 10,000
10/31/98      $ 11,520        $ 11,465                       $ 11,824
10/31/99      $ 14,707        $ 14,407                       $ 15,874
10/31/00      $ 16,618        $ 15,283                       $ 17,355
10/31/01      $ 11,756        $ 11,479                       $ 10,422
10/31/02      $ 10,145        $  9,746                       $  8,377

AVERAGE ANNUAL TOTAL RETURN AS OF OCTOBER 31, 2002

                                                                           LIFE OF
                                                                             FUND
                                                    1 YEAR      3 YEARS   (12/31/97)
                                                   -------     --------   ----------
CLASS A
Cumulative Total Return
  (does not reflect sales charge)                  -13.84%      -31.92%      -0.35%
Cumulative Total Return
  (at maximum applicable sales charge)             -18.79%      -35.84%      -6.08%
Average Annual Total Return
  (at maximum applicable sales charge)             -18.79%      -13.75%      -1.29%
CLASS B(1)
Cumulative Total Return
  (does not reflect sales charge)                  -14.43%      -33.40%      -3.85%
Cumulative Total Return
  (at maximum applicable sales charge)             -18.70%      -35.40%      -5.77%
Average Annual Total Return
  (at maximum applicable sales charge)             -18.70%      -13.55%      -1.22%
CLASS B
Cumulative Total Return
  (does not reflect sales charge)                  -14.06%      -32.64%      -2.75%
Cumulative Total Return
  (at maximum applicable sales charge)             -18.36%      -34.66%      -4.69%
Average Annual Total Return
  (at maximum applicable sales charge)             -18.36%      -13.23%      -0.99%
CLASS C
Cumulative Total Return
  (does not reflect sales charge)                  -14.43%      -33.40%      -3.85%
Cumulative Total Return
  (at maximum applicable sales charge)             -15.28%      -33.40%      -3.85%
Average Annual Total Return
  (at maximum applicable sales charge)             -15.28%      -12.67%      -0.81%
CLASS S
Cumulative Total Return
  (does not reflect sales charge)                  -13.63%      -31.02%       1.45%
Cumulative Total Return
  (at maximum applicable sales charge)             -13.63%      -31.02%       1.45%
Average Annual Total Return
  (at maximum applicable sales charge)             -13.63%      -11.64%       0.30%

     All returns are for periods ended October 31, 2002. Past performance is no guarantee of future results. The Legacy Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends. Performance reflects maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charges, where applicable. Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999. Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs. The S&P 500 Index (officially the "S&P 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Russell 1000(R) Growth Index contains those stocks within the complete Russell 1000(R) Index (a large-company index) that show above-average growth. The indexes are unmanaged and do not take transaction charges into consideration. It is not possible to invest directly in the indexes.

     Further information about each Fund's performance is contained in each Fund's annual report to shareholders, which may be obtained without charge by writing to the Funds at One Financial Center, Boston, Massachusetts 02111, or by calling 1-87-SSR-FUNDS (1-877-773-8637).

                                  THE PROPOSAL
                           APPROVAL OR DISAPPROVAL OF
                      AGREEMENT AND PLAN OF REORGANIZATION

     Shareholders of the Large-Cap Growth Fund are being asked to approve or disapprove the Reorganization between the Large-Cap Growth Fund and the Legacy Fund (the "Proposal"). The Reorganization is proposed to take place pursuant to an Agreement and Plan of Reorganization between the Large-Cap Growth Fund and the Legacy Fund (the "Agreement"), in the form attached to this Prospectus/Proxy Statement as APPENDIX A.

     The Agreement provides, among other things, for the transfer of all of the assets of the Large-Cap Growth Fund to the Legacy Fund in exchange for (i) the issuance to the Large-Cap Growth Fund of the Class A, Class B(1), Class B, Class C, and Class S Reorganization Shares, the number of which will be calculated based on the value of the net assets attributable to the Class A, Class B(1), Class B, Class C, and Class S shares, respectively, of the Large-Cap Growth Fund acquired by the Legacy Fund and the net asset value per Class A, Class B(1), Class B, Class C, and Class S shares of the Legacy Fund and (ii) the assumption by the Legacy Fund of all of the liabilities of the Large-Cap Growth Fund, all as more fully described below under "Information About the Reorganization."

     After receipt of the Reorganization Shares, the Large-Cap Growth Fund will cause the Class A Reorganization Shares to be distributed to its Class A shareholders, the Class B(1) Reorganization Shares to be distributed to its Class B(1) shareholders, the Class B Reorganization Shares to be distributed to its Class B shareholders, the

Class C Reorganization Shares to be distributed to its Class C shareholders, and the Class S Reorganization Shares to be distributed to its Class S shareholders, in complete liquidation of the Large-Cap Growth Fund. Each shareholder of the Large-Cap Growth Fund will receive a number of full and fractional Class A, Class B(1), Class B, Class C, and Class S Reorganization Shares equal in value at the date of the exchange to the aggregate value of the shareholder's Class A, Class B(1), Class B, Class C, and Class S Large-Cap Growth Fund shares, as the case may be.

     BOARD OF TRUSTEES' RECOMMENDATION. THE BOARD OF TRUSTEES OF STATE STREET RESEARCH GROWTH TRUST, ON BEHALF OF THE LARGE-CAP GROWTH FUND, HAS VOTED UNANIMOUSLY TO APPROVE THE PROPOSED REORGANIZATION AND TO RECOMMEND THAT SHAREHOLDERS OF THE LARGE-CAP GROWTH FUND ALSO APPROVE THE REORGANIZATION.

     REQUIRED SHAREHOLDER VOTE

     Approval of the proposed Reorganization by the Large-Cap Growth Fund will require the affirmative vote of the lesser of (i) 67% or more of the Class A, Class B(1), Class B, Class C and Class S shares of the relevant Fund present or represented by proxy at the Meeting, voting together as a single class, if holders of more than 50% of the outstanding Class A, Class B(1), Class B, Class C and Class S shares of the Large-Cap Growth Fund, taken as a single class, are present or represented by proxy at the Meeting; or (ii) more than 50% of the outstanding Class A, Class B(1), Class B, Class C and Class S shares, voting together as a single class, provided a quorum is present at the Meeting. The holders of 30% of the shares of the Large-Cap Growth Fund entitled to vote shall be a quorum for the Meeting.

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

     The Board of Trustees of the Growth Trust, including all of its Trustees who are not "interested persons" of the Trust, has unanimously determined that the Reorganization would be in the best interests of the Large-Cap Growth Fund and the Fund's shareholders, and that the interests of the shareholders of the Large-Cap Growth Fund would not be diluted as a result of effecting the Reorganization.

     At a meeting held on October 7, 2002, the Board unanimously approved the proposed Reorganization and recommended its approval by shareholders of the Large-Cap Growth Fund. In reaching this conclusion, the Board considered a number of factors, including the smaller asset size of the Large-Cap Growth Fund compared to the Legacy Fund; the more favorable performance record of the Legacy Fund; the enhanced investment management efficiencies that may result from combining the operations of two separate funds that invest in similar securities; and the general compatibility of the Funds' investment objectives and policies. The Board also received information about the fees and expenses charged by the Large-Cap Growth Fund and the Legacy Fund. The Investment Manager has agreed that for a one-year period from the date of the Reorganization, it will maintain for the Legacy Fund total fund operating expenses (as a percentage of total assets) that are only marginally higher than those of the Large-Cap Growth Fund as of September 30, 2002. Thereafter, total fund operating expenses (as a percentage of total assets) for the Legacy Fund may be higher. The Board determined that in light of the above-mentioned potential benefits to be gained from the proposed Reorganization, such benefits outweigh the possible increase in total expenses of the Legacy Fund.

     As reflected in the capitalization table in "Information About the Reorganization -- Capitalization" set forth below, the Large-Cap Growth Fund is significantly smaller in asset size than the Legacy Fund. As of October 31, 2002, the Large-Cap Growth Fund had total assets of approximately $100 million, compared to the Legacy Fund, which had approximately $241 million in total assets. The merger is expected to result in greater investment leverage and market presence for the Legacy Fund. In addition, former Large-Cap Growth Fund shareholders could benefit from the resulting economies of scale attributable to the larger asset size of the Legacy Fund. Because each Fund has the same Investment Manager, custodian and distributor, combining the Funds could, over time, produce administrative economies of scale, resulting in net benefits to each Fund's shareholders. The Board considered, among other things, the benefits to the Large-Cap Growth Fund of the elimination of duplicate services such as producing separate prospectuses and shareholder reports. Of course, there can be no assurance that the Reorganization will result in expense savings for shareholders.

     The Board also received information relating to the historical performance of the Large-Cap Growth Fund and the Legacy Fund. Because the Large-Cap Growth Fund commenced operations approximately 37 years prior to the commencement of operations of the Legacy Fund, it is not possible to compare the performance of the Funds since their respective inception dates. However, for the four-year period ended December 31, 2001, the Legacy Fund's performance history is superior to the performance history of the Large-Cap Growth Fund. In addition, the Legacy Fund's year-to-date total return as of October 31, 2002 of -20.76% (Class A shares, at maximum sales charge), compares favorably with the Large-Cap Growth Fund's year-to-date total return of -30.21% (Class A shares, at maximum sales charge).

     In addition, the Board, upon the recommendation of the Funds' Investment Manager, concluded that in the absence of the Proposal it would be in the best interests of the Large-Cap Growth Fund to proceed with the liquidation of the Fund. The Board considered the fact that the Reorganization is expected to be conducted on a tax-free basis for the shareholders of the Large-Cap Growth Fund, whereas a liquidation of the Fund outside the context of the Reorganization would be a taxable event for the Fund, potentially increasing the tax liabilities of the Fund's shareholders.

     The Board concluded that the above-mentioned considerations supported approval of the proposed Reorganization. While it is acknowledged that fees and expenses will increase and economies of scale cannot be guaranteed, the Board concluded that the Reorganization, as compared to the liquidation of the Large-Cap Growth Fund, was in the best interest of the Fund and shareholders.

                      INFORMATION ABOUT THE REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

     The proposed Agreement and Plan of Reorganization provides that the Legacy Fund will acquire all of the assets of the Large-Cap Growth Fund in exchange for the issuance of the Class A, Class B(1), Class B, Class C and Class S Reorganization Shares and for the assumption by the Legacy Fund of all of the liabilities of the Large-Cap Growth Fund, all as of the Exchange Date. The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement, the form of which is attached as APPENDIX A to this Prospectus/Proxy Statement.

     The Large-Cap Growth Fund will sell all of its assets to the Legacy Fund, and, in exchange, the Legacy Fund will assume all of the liabilities of the Large-Cap Growth Fund and deliver to the Large-Cap Growth Fund a number of full and fractional Class A, Class B(1), Class B, Class C and Class S Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Large-Cap Growth Fund attributable to its Class A, Class B(1), Class B, Class C and Class S shares, respectively, less the value of the liabilities of the Large-Cap Growth Fund assumed by the Legacy Fund attributable to each such class of shares.

     Immediately following the Exchange Date, the Large-Cap Growth Fund will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Reorganization Shares received by the Large-Cap Growth Fund, with Reorganization Shares being distributed to corresponding classes of shareholders of the Large-Cap Growth Fund. As a result of the proposed transaction, each holder of Class A, Class B(1), Class B, Class C, and Class S shares of the Large-Cap Growth Fund will receive a number of Class A, Class B(1), Class B, Class C, and Class S Reorganization Shares equal in aggregate value at the Exchange Date to the value of the Class A, Class B(1), Class B, Class C, and Class S shares of the Large-Cap Growth Fund held by the shareholder.

     This distribution of Reorganization Shares will be accomplished by the establishment of accounts on the share records of the Legacy Fund in the names of the Large-Cap Growth Fund shareholders, each account representing the respective number of full and fractional Class A, Class B(1), Class B, Class C, and Class S Reorganization Shares due such shareholder. Because the shares of the Legacy Fund will not be represented by certificates, certificates for Reorganization Shares will not be issued. After the Exchange Date, certificates originally representing shares of Class A or Class S of the Large-Cap Growth Fund will be rendered non-negotiable. The accounts established with the Legacy Fund will have the same shareholder account privileges and elections as existed with the corresponding former accounts in the Large-Cap Growth Fund.

     The consummation of the Reorganization is subject to the conditions set forth in the Agreement, any of which may be waived, except for the condition requiring shareholder approval by the Large-Cap Growth Fund of the Agreement. The Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of the Large-Cap Growth Fund, prior to the Exchange Date, by mutual consent of the Funds or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

     The fees and expenses for the Reorganization, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation of the transactions contemplated by the Agreement and Plan of Reorganization, will be allocated ratably between the two Funds in proportion to their net assets as of the date of the Reorganization, with two exceptions. First, the trading costs associated with the repositioning of the portfolio of the Large-Cap Growth Fund prior to the Reorganization will be borne by the Large-Cap Growth Fund; secondly, the costs of proxy materials and proxy solicitations will be borne by the Large-Cap Growth Fund. However, to the extent that any payment by either Fund of such fees and expenses would result in the disqualification of either Fund as a "regulated investment company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"), such fees and expenses will be paid directly by the party incurring them.

DESCRIPTION OF THE REORGANIZATION SHARES

     Full and fractional Reorganization Shares will be issued to the Large-Cap Growth Fund's shareholders in accordance with the procedure under the Agreement as described above. The Reorganization Shares are Class A, Class B(1), Class B, Class C, and Class S shares of the Legacy Fund, which have characteristics identical to those of the corresponding class of Large-Cap Growth Fund shares with respect to sales charges, CDSC's, conversion and 12b-1 servicing and distribution fees.

ORGANIZATION

     Each of the Reorganization Shares will be fully paid and nonassessable by the Legacy Fund when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that certain Class B(1) and Class B Reorganization Shares convert automatically into Class A shares as described above. The Master Trust Agreement of State Street Research Securities Trust, as amended (the "Declaration of Trust"), permits the Trustees of the Trust to divide its shares, without shareholder approval, into two or more series of shares representing separate investment portfolios and to further divide any such series, without shareholder approval, into two or more classes of shares, such series and/or classes having such preferences and special or relative rights and privileges as the Trustees may determine. The Legacy Fund's shares are currently divided into five classes. The rights of shareholders of the Large-Cap Growth Fund and the Legacy Fund are identical.

FEDERAL INCOME TAX CONSEQUENCES.

     The Reorganization will be a tax-free reorganization. The Reorganization will be conditioned on receipt of an opinion from Ropes & Gray, special counsel to the Trusts, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) under Section 361 of the Code, no gain or loss will be recognized by the Large-Cap Growth Fund as a result of the Reorganization; (ii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Large-Cap Growth Fund on the distribution of Reorganization Shares to them in exchange for their shares of the Large-Cap Growth Fund; (iii) under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares that a Large-Cap Growth Fund shareholder receives in place of his or her Large-Cap Growth Fund shares will be the same as the aggregate basis of his or her Large-Cap Growth Fund shares; (iv) under Section 1223(1) of the Code, a Large-Cap Growth Fund shareholder's holding period for the Reorganization Shares received pursuant to the Agreement will be determined by including the holding period for the Large-Cap Growth Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Large-Cap Growth Fund shares as a capital asset; (v) under Section 1032 of the Code, no gain or loss will be recognized by the Legacy Fund as a result of the Reorganization; (vi) under
Section 362(b) of the Code, the Legacy Fund's tax basis in the assets that the Legacy Fund receives from the Large-Cap Growth Fund will be the same as the Large-Cap Growth Fund's basis in such assets; and (vii) under Section 1223(2) of the Code, the Legacy Fund's holding period in such assets will include the Large-Cap Growth Fund's holding period in such assets. The opinion will be based on certain factual certifications made by officers of the Trust, and will also include certain qualifications and be based on customary assumptions.

     Prior to the Exchange Date, the Large-Cap Growth Fund will declare a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, through the Exchange Date.

     The Legacy Fund's ability to carry forward the pre-merger losses of the Large-Cap Growth Fund and use them to offset future gains will likely be limited. For example, if the merger had taken place on September 30, 2002, approximately 70% of the Large-Cap Growth Fund's net losses (realized and unrealized) would have become permanently unavailable for use by the Legacy Fund by reason of the merger. In addition, as a result of the merger, the benefit of the available pre-merger losses of the Large-Cap Growth Fund will be spread among a broader group of shareholders than would have been the case absent the merger. As of September 30, 2002, the pre-merger losses of the Large-Cap Growth Fund equaled approximately 108% of its net asset value. If the merger had taken place on September 30, 2002, pre-merger losses of the combined fund equaling only 63% of the combined fund's net asset value would have been available to offset future gains. As a result of this reduction in the relative amount of the capital loss carryforwards and unrealized losses available to current shareholders of the Large-Cap Growth Fund following the merger, such shareholders could, under certain circumstances, pay more taxes, or pay taxes sooner, than they would if the merger did not occur.

     The foregoing description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other tax laws.

CAPITALIZATION

     The following tables show the capitalization of the Large-Cap Growth Fund and the Legacy Fund as of October 31, 2002, and of the Legacy Fund on a pro forma basis as of October 31, 2002, giving effect to the proposed acquisition by the Legacy Fund of the assets and liabilities of the Large-Cap Growth Fund at net asset value:

                              CAPITALIZATION TABLES
                                OCTOBER 31, 2002
                                   (UNAUDITED)

                                         LARGE-CAP
                                          GROWTH          LEGACY         PRO FORMA
                                           FUND            FUND           COMBINED
                                         ---------       --------        ---------
Net assets (000's omitted)
  Class A                                $  17,396       $ 72,475        $  89,871
  Class B(1)                                10,555         84,737           95,292
  Class B                                   12,426         36,288           48,714
  Class C                                    2,007         27,235           29,242
  Class S                                   51,038          3,831           54,869
Shares outstanding (000's omitted)
  Class A                                    4,823          7,953            9,863
  Class B(1)                                 3,208          9,633           10,832
  Class B                                    3,779          4,084            5,481
  Class C                                      610          3,095            3,323
  Class S                                   13,789            413            5,913
Net asset value per share
  Class A                                $    3.61       $   9.11        $    9.11
  Class B(1)                                  3.29           8.80             8.80
  Class B                                     3.29           8.89             8.89
  Class C                                     3.29           8.80             8.80
  Class S                                     3.70           9.28             9.28

     Pro forma financial statements of the Legacy Fund as of and for the twelve months ended October 31, 2002 are included in the Reorganization SAI. Because the

Agreement provides that the Legacy Fund will be the "surviving" Fund following the Reorganization and because the Legacy Fund's investment objective and policies will remain unchanged by the Reorganization, the pro forma financial statements reflect the transfer of the assets and liabilities of the Large-Cap Growth Fund to the Legacy Fund as contemplated by the Agreement. Shareholders should note that while the fiscal year end for the Large-Cap Growth Fund is December 31, the Legacy Fund's fiscal year end is October 31.

                           INFORMATION ABOUT THE FUNDS

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS OF SHAREHOLDERS.

     The Master Trust Agreement of the Securities Trust does not provide for annual meetings of shareholders, and the Securities Trust does not currently intend to hold such a meeting for shareholders of the Legacy Fund in 2003. Shareholder proposals for inclusion in a Prospectus/Proxy Statement for any subsequent meeting of the Legacy Fund's shareholders must be received by the Securities Trust a reasonable period of time prior to any such meeting. If the Reorganization is consummated, there will be no subsequent meetings of the shareholders of the Large-Cap Growth Fund.

     Other information regarding the Funds, including information with respect to their investment objectives, policies and restrictions and financial history may be found in the Reorganization SAI, the Funds' Prospectuses and SAI's, and the Funds' most recent Annual and Semiannual Reports to shareholders, which are available upon request by calling 1-877-773-8637.

     The Securities Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance with such Act file reports and other information with the Securities and Exchange Commission. Proxy materials, reports and other information filed by the Securities Trust with respect to the Legacy Fund can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; 233 Broadway, New York, New York 10279; and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, or at no charge from the EDGAR database on the SEC's web site at "www.sec.gov."

                                                                 January 3, 2003

                                   APPENDIX A
                      AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization (the "Agreement") is made as of October 7, 2002 in Boston, Massachusetts, by and between State Street Research Growth Trust (the "Growth Trust"), a Massachusetts business trust, on behalf of its Large-Cap Growth Fund series (the "Acquired Fund"), and State Street Research Securities Trust (the "Securities Trust"), a Massachusetts business trust, on behalf of its Legacy Fund series (the "Acquiring Fund").

PLAN OF REORGANIZATION

     (a) The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of the Acquired Fund existing at the Valuation Time (as defined in Section 3(c)) and deliver to the Acquired Fund (i) a number of full and fractional Class A shares of beneficial interest of the Acquiring Fund (the "Class A Reorganization Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class A shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class A shares of the Acquired Fund assumed by the Acquiring Fund on that date, (ii) a number of full and fractional Class B(1) shares of beneficial interest of the Acquiring Fund (the "Class B(1) Reorganization Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class B(1) shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class B(1) shares of the Acquired Fund assumed by the Acquiring Fund on that date, (iii) a number of full and fractional Class B shares of beneficial interest of the Acquiring Fund (the "Class B Reorganization Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class B shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class B shares of the Acquired Fund assumed by the Acquiring Fund on that date, (iv) a number of full and fractional Class C shares of beneficial interest of the Acquiring Fund (the "Class C Reorganization Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class C shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class C shares of the Acquired Fund assumed by the Acquiring Fund on that date, and (v) a number of full and fractional Class S shares of beneficial interest of the Acquiring Fund (the "Class S Reorganization Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class S shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class S shares of the Acquired Fund assumed by the Acquiring Fund on that date. (The Class A Reorganization Shares, the Class B(1) Reorganization Shares, the Class B Reorganization Shares, the Class C Reorganization Shares, and the Class S Reorganization Shares shall be referred to collectively as the "Reorganization Shares"). It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

     (b) Upon consummation of the transaction described in paragraph (a) of this Agreement, the Acquired Fund shall distribute in complete liquidation to its Class A, Class B(1), Class B, Class C and Class S shareholders of record as of the Exchange Date the Class A, Class B(1), Class B, Class C and Class S Reorganization Shares, each such shareholder being entitled to receive that proportion of such Class A, Class B(1), Class B, Class C and Class S Reorganization Shares which the number of Class A, Class B(1), Class B, Class C and Class S shares of beneficial interest of the Acquired Fund held by such shareholder bears to the number of Class A, Class B(1), Class B, Class C and Class S shares of the Acquired Fund outstanding on such date. Certificates representing the Class A, Class B(1), Class B, Class C and Class S Reorganization Shares will not be issued. All issued and outstanding Class A, Class B(1), Class B, Class C and Class S shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

     (c) As promptly as practicable after the liquidation of the Acquired Fund as aforesaid, the Acquired Fund shall be liquidated pursuant to the provisions of the Master Trust Agreement of State Street Research Growth Trust, as amended (the "Growth Declaration of Trust"), and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is liquidated.

AGREEMENT

     The Acquiring Fund and the Acquired Fund agree as follows:

     1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

     a. The Acquiring Fund is a series of the Securities Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement.

     b. The statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the six months ended April 30, 2002 have been furnished to the Acquired Fund. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquiring Fund as of that date and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

     c. The current prospectus and statement of additional information of the Acquiring Fund, each dated March 1, 2002 (collectively, as from time to time amended, the "Acquiring Fund Prospectus"), which have previously been furnished to the Acquired Fund, did not as of such date and does not contain as of the date hereof, with respect to the Acquiring Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     d. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Securities Trust or the Acquiring Fund, threatened against the Securities Trust or the Acquiring Fund, which assert liability on the part of the Acquiring Fund. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     e. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown belonging to it on its statement of assets and liabilities as of April 30, 2002, those incurred in the ordinary course of its business as an investment company since April 30, 2002 and those to be assumed pursuant to this Agreement. Prior to the Exchange Date, the Acquiring Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to September 30, 2002, whether or not incurred in the ordinary course of business.

     f. As of the Exchange Date, the Acquiring Fund will have filed all federal and other tax returns and reports which, to the knowledge of the Securities Trust's officers, are required to have been filed by the Acquiring Fund, and will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquiring Fund. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

     g. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

     h. The registration statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by the Securities Trust on Form N-14 on behalf of the Acquiring Fund and relating to the Reorganization Shares issuable hereunder and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund shareholders referred to in Section 7(a) and
Section 7(b) herein (together with the documents incorporated therein by reference, the "Proxy Statement"), on the effective date of the Registration Statement, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meetings referred to in Sections 7(a) and 7(b) and on the Exchange Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by the Securities Trust and the Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Proxy Statement made in reliance upon and in conformity with information furnished in writing by the Acquired Fund to the Acquiring Fund specifically for use in the Registration Statement or the Proxy Statement.

     i. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Acquiring Fund Prospectus, the Registration Statement or the Proxy Statement.

     j. The Acquiring Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

     k. The issuance of the Reorganization Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

     l. The Reorganization Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

     m. All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date will be, duly authorized, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares.

     2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ACQUIRED FUND. The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

     a. The Acquired Fund is a series of the Growth Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out this Agreement.

     b. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the period ended June 30, 2002 have been furnished to the Acquiring Fund. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquired Fund as of that date, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the period covered thereby, in conformity with generally accepted accounting principles.

     c. The current prospectus and statement of additional information of the Acquired Fund, each dated May 1, 2002 (collectively, as from time to time amended, the "Acquired Fund Prospectus"), which have been previously furnished to the Acquiring Fund, did not contain as of such date and does not contain, with respect to the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     d. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Growth Trust or the Acquired Fund, threatened against the Growth Trust or the Acquired Fund, which assert liability on the part of the Acquired Fund. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     e. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are disclosed in the Growth Trust's registration statement on Form N-lA or the Acquired Fund Prospectus.

     f. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown on the Acquired Fund's statement of assets and liabilities as of June 30, 2002 referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to June 30, 2002, whether or not incurred in the ordinary course of business.

     g. As of the Exchange Date, the Acquired Fund will have filed all federal and other tax returns and reports which, to the knowledge of the Growth Trust's officers, are required to have been filed by the Acquired Fund, and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

     h. At the Exchange Date, the Growth Trust, on behalf of the Acquired Fund, will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of June 30, 2002, referred to in Section 2(b) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

     i. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state insurance, securities or blue sky laws.

     j. The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meetings referred to in Section 7(a) and Section 7(b) and on the Exchange Date, the Proxy Statement and the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Proxy Statement made in reliance upon and in conformity with information furnished in writing by the Acquiring Fund to the Acquired Fund or the Securities Trust specifically for use in the Registration Statement or the Proxy Statement.

     k. The Acquired Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

     l. At the Exchange Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Exchange Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any assets if, in the reasonable judgment of the Acquired Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Acquired Fund's fiduciary duty to its shareholders.

     m. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly authorized, validly issued, fully paid and non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

     3. REORGANIZATION.

     a. Subject to the requisite approval of the shareholders of the Acquired Fund and the Acquiring Fund and to the other terms and conditions contained herein (including the Acquired Fund's obligation to distribute to its shareholders all of its investment company taxable income, net tax-exempt income and net capital gain as described in Section 8(k)), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund on the Exchange Date, all of the Investments and all of the cash and other properties and assets of the Acquired Fund, whether accrued or contingent (including cash received by the Acquired Fund upon the liquidation by the Acquired Fund of any Investments), in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 4 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time (as defined below) except for the Acquired Fund's liabilities, if any, arising in connection with this Agreement. Pursuant to this Agreement, the Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Class A, Class B(1), Class B, Class C and Class S Reorganization Shares received by it to the shareholders of the Acquired Fund in exchange for their Class A, Class B(1), Class B, Class C and Class S shares, respectively, of the Acquired Fund.

     b. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

     c. The Valuation Time shall be the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the Exchange Date or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

     4. TRANSACTION. On the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund (i) a number of full and fractional Class A Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class A shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class A shares of the Acquired Fund assumed by the Acquiring Fund on that date, (ii) a number of full and fractional Class B(1) Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class B(1) shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class B(1) shares of the Acquired Fund assumed by the Acquiring Fund on that date, (iii) a number of full and fractional Class B Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class B shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class B shares of the Acquired Fund assumed by the Acquiring Fund on that date, (iv) a number of full and fractional Class C Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class C shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class C shares of the Acquired Fund assumed by the Acquiring Fund on that date, and (v) a number of full and fractional Class S Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class S shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class S shares of the Acquired Fund assumed by the Acquiring Fund on that date.

     a. The net asset value of the Class A, Class B(1), Class B, Class C and Class S Reorganization Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Class A, Class B(1), Class B, Class C and Class S shares of the Acquired Fund, and the value of the liabilities attributable to the Class A, Class B(1), Class B, Class C and Class S shares of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

     b. The net asset value of the Class A, Class B(1), Class B, Class C and Class S Reorganization Shares shall be computed in the manner set forth in the Acquiring Fund Prospectus. The value of the assets and liabilities of the Class A, Class B(1), Class B, Class C and Class S shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund's assets and liabilities.

     c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

     d. The Acquired Fund shall distribute the Reorganization Shares to the shareholders of the Acquired Fund by furnishing written instructions to the Acquiring Fund's transfer agent, which will as soon as practicable set up open accounts for the Acquired Fund shareholders in accordance with such written instructions.

     e. The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of the Acquired Fund or otherwise, except for the Acquired Fund's liabilities, if any, pursuant to this Agreement.

     5. EXPENSES, FEES, ETC.

     a. All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by the Acquired Fund and the Acquiring Fund of the transactions contemplated by this Agreement will be allocated ratably between the Acquiring Fund and the Acquired Fund in proportion to their net assets as of the Valuation Time, except that the costs of proxy materials and proxy solicitation with respect to shareholders of the Acquired Fund will be borne by the Acquired Fund; provided, however, that such expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Acquiring Fund or the Acquired Fund, as the case may be, as a "regulated investment company" within the meaning of Section 851 of the Code.

     b. In the event the transactions contemplated by this Agreement are not consummated for any reason, then each of the Acquiring Fund and the Acquired Fund shall bear all of its own expenses incurred in connection with such transactions.

     c. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

     6. EXCHANGE DATE. Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed, and the delivery of the Reorganization Shares to be issued shall be made at Boston, Massachusetts, on such date as the Acquiring Fund and the Acquired Fund shall agree upon after shareholder approval of the reorganization, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

     7. MEETINGS OF SHAREHOLDERS; DISSOLUTION.

     a. The Growth Trust, on behalf of the Acquired Fund, agrees to call a meeting of the Acquired Fund's shareholders as soon as is practicable after the effective date of the Registration Statement for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the Acquiring Fund as herein provided and adopting this Agreement.

     b. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the Growth Declaration of Trust in accordance with applicable law and that on and after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

     c. The Acquiring Fund has, in consultation with the Acquired Fund and based in part on information furnished by the Acquired Fund, filed the Registration Statement with the Commission. Each of the Acquired Fund and the Acquiring Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement.

     8. CONDITIONS TO THE ACQUIRING FUND'S OBLIGATIONS. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

     a. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund and the Acquiring Fund entitled to vote.

     b. That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     c. That the Acquiring Fund shall have received an opinion of Ropes & Gray, counsel to the Acquired Fund, dated the Exchange Date and in form satisfactory to the Acquiring Fund, to the effect that (i) the Growth Trust is a Massachusetts business trust duly formed and is validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted; (ii) this Agreement has been duly authorized, executed and delivered by the Growth Trust on behalf of the Acquired Fund and, assuming that the Registration Statement, the Acquired Fund Prospectus and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Securities Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Growth Trust and the Acquired Fund; (iii) the Growth Trust, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Growth Declaration of Trust or By-Laws of the Securities Trust or any provision of any agreement known to such counsel to which the Growth Trust or the Acquired Fund is a party or by which it is bound; and (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Growth Trust on behalf of the Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

     d. That the Acquiring Fund shall have received an opinion of Ropes & Gray (which opinion would be based upon certain factual representations and subject to certain qualifications), dated the Exchange Date and in form satisfactory to the Acquiring Fund, to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and the court decisions, for federal income tax purposes (i) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Investments transferred to the Acquiring Fund and assumption of liabilities pursuant to this Agreement in exchange for the Reorganization Shares; (ii) the basis to the Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of the Acquired Fund immediately prior to such exchange; and (iii) the Acquiring Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Acquired Fund.

     e. That the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Exchange Date, may not properly acquire.

     f. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Securities Trust or the Acquiring Fund, threatened by the Commission.

     g. That the Growth Trust shall have received from the Commission, any relevant state securities administrator and any relevant state insurance regulatory authority such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws or state insurance laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

     h. That all actions taken by the Growth Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and its counsel.

     i. That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103(a) of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of the Acquired Fund's investment company taxable income (as defined in Section 852 of the Code) (computed without regard to any deduction for dividends paid) and
(iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for its taxable years ending on or after December 31, 2002 and on or prior to the Exchange Date.

     j. That the Acquired Fund shall have furnished to the Acquiring Fund its records as to the tax cost to the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

     k. That the Acquired Fund's custodian shall have delivered to the Acquiring Fund a record identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

     l. That the Acquired Fund's transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date,
(ii) its records setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

     9. CONDITIONS TO THE ACQUIRED FUND'S OBLIGATIONS. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

     a. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

     b. That the Securities Trust, on behalf of the Acquiring Fund, shall have accepted from the Acquired Fund a statement, dated as of the Exchange Date, of the Acquired Fund of its liabilities which the Acquiring Fund will assume, and that the Acquiring Fund shall have executed and delivered to the Acquired Fund an Assumption of Liabilities, dated as of the Exchange Date, pursuant to which it assumes all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

     c. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

     d. That the Acquired Fund shall have received an opinion of Ropes & Gray, counsel to the Acquiring Fund, in form satisfactory to counsel to the Acquired Fund, and dated the Exchange Date, to the effect that (i) the Securities Trust is a Massachusetts business trust duly formed and is validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted; (ii) the Reorganization Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and non-assessable by the Securities Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this

Agreement has been duly authorized, executed and delivered by the Securities Trust on behalf of the Acquiring Fund and, assuming that the Acquiring Fund Prospectus, the Registration Statement and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Growth Trust on behalf of the Acquired Fund, is a valid and binding obligation of the Securities Trust and the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Master Trust Agreement of State Street Research Securities Trust, as amended (the "Declaration of Trust") or By-Laws of the Securities Trust, or any provision of any agreement known to such counsel to which the Securities Trust or the Acquiring Fund is a party or by which it is bound; (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Securities Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and (vi) the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

     e. That the Acquired Fund shall have received an opinion of Ropes & Gray, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain customary qualifications), in form satisfactory to the Acquired Fund and its counsel, to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) no gain or loss will be recognized by the Acquired Fund as a result of the reorganization; (ii) no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Reorganization Shares to them in exchange for their shares of the Acquired Fund; (iii) the aggregate tax basis of the Reorganization Shares that an Acquired Fund's shareholder receives in place of its Acquired Fund shares will be the same as the basis of its Acquired Fund shares; and (iv) an Acquired Fund's shareholder's holding period for the Reorganization Shares received pursuant to the Agreement will be determined by including the holding period for the Acquired Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Acquired Fund shares as a capital asset.

     f. That all actions taken by the Securities Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and its counsel.

     g. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Securities Trust or the Acquiring Fund, threatened by the Commission.

     h. That the Securities Trust shall have received from the Commission, any relevant state securities administrator and any relevant state insurance regulatory authority such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws or state insurance laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

     10. WAIVER OF CONDITIONS. Each of the Acquired Fund or the Acquiring Fund, after consultation with counsel, or an officer authorized by the trustees of the Growth Trust or the Securities Trust, as the case may be, may waive any condition to their respective obligations hereunder, except for the conditions set forth in Sections 8(a) and 9(a).

     11. NO BROKER, ETC. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it or the Growth Trust or Securities Trust who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

     12. TERMINATION. The Acquired Fund and the Acquiring Fund may, by consent of the respective trustees of the Growth Trust and the Securities Trust on behalf of their respective fund, terminate this Agreement.

     13. SOLE AGREEMENT; AMENDMENTS. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

     14. DECLARATIONS OF TRUST. A copy of each of the Growth Declaration of Trust and the Securities Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the undersigned officer or assistant officer of the Acquired Fund or Acquiring Fund on behalf of the trustees of the Securities Trust on behalf of the Acquired Fund and on behalf of the trustees of the Securities Trust on behalf of the Acquiring Fund, in each case as officer or assistant officer and not individually, and that the obligations of this instrument are not binding upon any of the trustees, officers, assistant officers, agents or shareholders of the State Street Research Growth

Trust or the State Street Research Securities Trust individually but are binding only upon the assets and property of the Acquired Fund and the Acquiring Fund.

                                        STATE STREET RESEARCH
                                        GROWTH TRUST,
                                        on behalf of its State Street Research
                                        Large-Cap Growth Fund series

                                        By: /s/ John S. Lombardo
                                            --------------------

                                        STATE STREET RESEARCH
                                        SECURITIES TRUST,
                                        on behalf of its State Street Research
                                        Legacy Fund series

                                        By: /s/ John S. Lombardo
                                            --------------------

                                   APPENDIX B
                     FUNDAMENTAL INVESTMENT POLICIES OF THE
                  STATE STREET RESEARCH LARGE-CAP GROWTH FUND &
                      THE STATE STREET RESEARCH LEGACY FUND

INVESTMENT OBJECTIVE

LARGE-CAP GROWTH FUND

     The Fund seeks to provide long-term growth of capital.

LEGACY FUND

     The Fund seeks to provide long-term growth of capital.

DIVERSIFICATION

LARGE-CAP GROWTH FUND

     The Fund will not purchase for its portfolio (i) the securities of any issuer if such purchase at the time thereof would cause less than seventy five percent (75%) of the total assets of the Fund to be invested in cash and cash items (including receivables), government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than five percent (5%) of said total assets of the Fund, or (ii) the securities of any one issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer (as disclosed by the last available financial statement of such issuer) to be held by the Fund.

LEGACY FUND

     The Fund will not purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund.

SENIOR SECURITIES

LARGE-CAP GROWTH FUND

     The Fund will not issue senior securities except that this restriction shall not apply to the establishment of multiple classes of shares of the Fund or other issuance of any securities or related actions that may be construed to involve senior securities otherwise permitted by law and regulatory authorities.

LEGACY FUND

     The Fund will not issue senior securities, as defined in the 1940 Act, except as permitted by that 1940 Act and the rules thereunder or as permitted by the Securities and Exchange Commission (the creation of general liens or security interests under industry practices for transactions in portfolio assets are not deemed to involve the issuance of senior securities).

UNDERWRITING

LARGE-CAP GROWTH FUND

     The Fund will not underwrite or participate in the marketing of securities of other issuers, except the Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities.

LEGACY FUND

     The Fund will not underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities, and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be a selling shareholder in an offering or deemed to be an underwriter under certain federal securities laws.

REAL ESTATE

LARGE-CAP GROWTH FUND

     The Fund will not invest in or hold for investment any real property.

LEGACY FUND

     The Fund will not purchase fee simple interest in real estate unless acquired as a result of ownership of securities or other instruments, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which make real estate loans or own, or invest or deal in, real estate.

LENDING

LARGE-CAP GROWTH FUND

     The Fund will not lend money, except that the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto).

LEGACY FUND

     The Fund will not lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes, bills and other debt-related instruments or interests (and enter into repurchase agreements with respect thereto).

COMMODITIES

LARGE-CAP GROWTH FUND

     The Fund will not invest in commodities or commodity contracts in excess of 10% of the Fund's total assets, except that investments in foreign currencies, forward contracts, futures contracts and options on futures contracts on securities, securities indices and foreign currencies shall not be deemed an investment in commodities or commodities contracts.

LEGACY FUND

     The Fund will not invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when-issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts.

CONCENTRATION

LARGE-CAP GROWTH FUND

     The Fund will not make any investment which would cause more than 25% of the Fund's total assets, taken at market value, to be invested in any one industry.

LEGACY FUND

     The Fund will not make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry, except securities issued or guaranteed by the U.S.

Government or its agencies or instrumentalities, as described in the Fund's Prospectus or Statement of Additional Information as amended from time to time.

BORROWING

LARGE-CAP GROWTH FUND

     The Fund will not borrow money, except that the Board of Trustees may authorize the borrowing of money on an unsecured basis for the general purposes of the Fund and may authorize the issue therefor of notes or debentures, but no money shall be borrowed for the Fund except pursuant to the authority of the Board of Trustees, and no borrowings for the Fund shall be authorized to an aggregate amount greater than 10% of the net assets of the Fund.

LEGACY FUND

     The Fund will not borrow money, including reverse repurchase agreements insofar as such agreements may be regarded as borrowings, except for borrowings not in an amount in excess of 33 1/3% of the value of its total assets.

MARGIN

LARGE-CAP GROWTH FUND

     The Fund will not purchase securities on margin or make a short sale of any securities.

LEGACY FUND

     N/A

NEW COMPANIES

LARGE-CAP GROWTH FUND

     The Fund will not purchase for its portfolio securities of companies which have a record of less than three (3) years' continuous operation if such purchase at the time thereof would cause more than 5% of the total assets of the Fund to be invested in the securities of such company or companies; such period of three years may include the operation of any predecessor company or companies, partnership or individual enterprise, if the company whose securities are taken as an investment for funds of the Fund, has come into existence as a result of a merger, consolidation, reorganization, or the purchase of substantially all the assets of such predecessor company or companies, partnership or individual enterprise.

LEGACY FUND

     N/A

OFFICERS, TRUSTEES AND DIRECTORS

LARGE-CAP GROWTH FUND

     The Fund will not purchase for, or retain in, its portfolio any securities issued by an issuer any of whose officers, directors or security holders is an Officer, Trustee or Director of the Trust or of the investment adviser of the Fund if, to the knowledge of the Trust, one or more of the Officers, Trustees or Directors of the Trust or of its investment adviser own beneficially more than one-half of one percent (0.5%) of the shares or securities or both (taken at market value) of such issuer and all such Officers and Directors owning more than one-half of one percent (0.5%) of such shares or securities together own beneficially more than five percent (5%) of such shares or securities or both (taken at market value); and if the Secretary of the Trust shall have requested all Officers, Trustees and Directors of the Trust and of its investment adviser to notify the Trust at least quarter annually as to their ownership interest in the securities held by the Fund, then the Fund shall not be charged with knowledge of any such ownership interest in the absence of receiving such notice.

LEGACY FUND

     N/A

                       This page left intentionally blank.

Control Number:(exp1203)SSR-LD                                     LCG-6784-1202

                     STATE STREET RESEARCH SECURITIES TRUST

                                    FORM N-14

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                 JANUARY 3, 2003

     This Statement of Additional Information (the "SAI") relates to the proposed reorganization (the "Reorganization") of the State Street Research Large-Cap Growth Fund (the "Large-Cap Growth Fund"), a series of State Street Research Growth Trust, a Massachusetts business trust, into the State Street Research Legacy Fund (the "Legacy Fund"), a series of State Street Research Securities Trust, a Massachusetts business trust.

     This SAI contains information which may be of interest to shareholders relating to the Reorganization, but which is not included in the Prospectus/Proxy Statement dated January 3, 2003 (the "Prospectus/Proxy Statement") of the Legacy Fund. As described in the Prospectus/Proxy Statement, the Reorganization would involve the transfer of substantially all the assets of, and the assumption of substantially all the liabilities of, the Large-Cap Growth Fund, in exchange for shares of the Legacy Fund. The Large-Cap Growth Fund would distribute the Legacy Fund shares it receives to its shareholders in complete liquidation of the Large-Cap Growth Fund.

     This SAI is not a prospectus, and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to State Street Research Securities Trust, One Financial Center, Boston, MA 02111, or by calling 1-877-773-8637.

                                TABLE OF CONTENTS

I.   Additional Information about the Legacy Fund and the Large-Cap Growth Fund.                            B-2
II.  Financial Statements                                                                                   B-2

I. ADDITIONAL INFORMATION ABOUT THE LEGACY FUND AND THE LARGE-CAP GROWTH FUND.

     FOR THE LEGACY FUND: Incorporated by reference to Statement of Additional Information for the Legacy Fund dated March 1, 2002, as filed with the Securities and Exchange Commission.

     FOR THE LARGE-CAP GROWTH FUND: Incorporated by reference to Statement of Additional Information for the Large-Cap Growth Fund dated May 1, 2002, as filed with the Securities and Exchange Commission.

II. FINANCIAL STATEMENTS.

     This SAI incorporates by reference (i) the Annual Report of the Legacy Fund for the year ended October 31, 2002, (ii) the Annual Report of the Large-Cap Growth Fund for the year ended December 31, 2001, and (iii) the Semiannual Report of the Large-Cap Growth Fund for the six months ended June 30, 2002. Each of these reports contains historical financial information regarding the Funds and have been filed with the Securities and Exchange Commission. The financial statements therein, and, in the case of the Annual Reports, the report of independent accountants therein, are incorporated herein by reference.

     Pro forma financial statements of the Legacy Fund are provided on the following pages.

                        STATE STREET RESEARCH LEGACY FUND
                  PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)


                                                    SHARES                                             VALUE
                                    ---------------------------------------         ----------------------------------------------

                                                  LARGE-CAP       PRO-FORMA                           LARGE-CAP          PRO-FORMA
                                     LEGACY        GROWTH          COMBINED             LEGACY          GROWTH            COMBINED
                                    --------      ---------       ---------         -----------      -----------       -----------
COMMON STOCKS 98.6%

CONSUMER DISCRETIONARY 18.2%

ADVERTISING AGENCIES 0.6%
    Omnicom Group Inc.                    0          33,100          33,100         $         0      $ 1,843,008       $ 1,843,008
                                                                                    -----------      -----------       -----------
CASINOS/GAMBLING,
HOTEL/MOTEL 0.8%
    International Game
       Technology Inc.*                   0          39,000          39,000                   0        2,696,460         2,696,460
                                                                                    -----------      -----------       -----------
COMMERCIAL SERVICES 0.3%
    Cendant Corp.*                        0          77,000          77,000                   0          828,520           828,520
                                                                                    -----------      -----------       -----------
COMMUNICATIONS,
MEDIA &
ENTERTAINMENT 2.8%
    Viacom Inc. Cl. B*              222,981               0         222,981           9,041,879                0         9,041,879
                                                                                    -----------      -----------       -----------
CONSUMER PRODUCTS 0.5%
    Avon Products Inc.                    0          31,000          31,000                   0        1,429,100         1,429,100
                                                                                    -----------      -----------       -----------
RESTAURANTS 0.6%
    Darden Restaurants Inc.               0          75,000          75,000                   0        1,818,000         1,818,000
                                                                                    -----------      -----------       -----------
RETAIL 12.6%
    Home Depot Inc.                 326,450          56,300         382,750           8,520,345        1,469,430         9,989,775
    Kohl's Corp.*                   128,400               0         128,400           7,808,004                0         7,808,004
    Target Corp.                    249,400         146,890         396,290           7,362,288        4,336,193        11,698,481
    USA Interactive*                117,200         200,000         317,200           2,271,336        3,876,000         6,147,336
    Wal-Mart Stores Inc.                  0          91,500          91,500                   0        4,505,460         4,505,460
                                                                                    -----------      -----------       -----------
                                                                                     25,961,973       14,187,083        40,149,056
                                                                                    -----------      -----------       -----------
Total Consumer Discretionary                                                         35,003,852       22,802,171        57,806,023
                                                                                    -----------      -----------       -----------
CONSUMER STAPLES 11.2%

BEVERAGES 3.5%
    Coca-Cola Co.                         0          43,200          43,200                   0        2,071,872         2,071,872
    PepsiCo Inc.                    180,000          68,940         248,940           6,651,000        2,547,333         9,198,333
                                                                                    -----------      -----------       -----------
                                                                                      6,651,000        4,619,205        11,270,205
                                                                                    -----------      -----------       -----------
FOODS 3.6%
    Kraft Foods Inc. Cl. A          242,300          67,500         309,800           8,834,258        2,461,050        11,295,308
                                                                                    -----------      -----------       -----------
HOUSEHOLD PRODUCTS 4.1%
    Procter & Gamble Co.            112,000          35,000         147,000          10,010,560        3,128,300        13,138,860
                                                                                    -----------      -----------       -----------
    Total Consumer Staples                                                           25,495,818       10,208,555        35,704,373
                                                                                    -----------      -----------       -----------

    The accompanying notes are an integral part of the financial statements.


                                                    SHARES                                             VALUE
                                    ---------------------------------------         ----------------------------------------------

                                                  LARGE-CAP       PRO-FORMA                           LARGE-CAP          PRO-FORMA
                                     LEGACY        GROWTH          COMBINED             LEGACY          GROWTH            COMBINED
                                    --------      ---------       ---------         -----------      -----------       -----------
FINANCIAL SERVICES 16.0%

BANKS & SAVINGS & LOAN 2.0%
    Bank of New York Co., Inc.      218,700               0         218,700         $ 6,285,438      $         0       $ 6,285,438
                                                                                    -----------      -----------       -----------
INSURANCE 4.5%
    ACE Ltd.                        307,400         180,440         487,840           9,102,114        5,342,828        14,444,942
                                                                                    -----------      -----------       -----------
MISCELLANEOUS FINANCIAL 9.5%
    American Express Co.            318,500               0         318,500           9,930,830                0         9,930,830
    Citigroup, Inc.                 338,966          50,330         389,296          10,050,342        1,492,285        11,542,627
    Federal National
       Mortgage Association         127,500               0         127,500           7,591,350                0         7,591,350
    MBNA Corp.                            0          53,600          53,600                   0          985,168           985,168
                                                                                    -----------      -----------       -----------
                                                                                     27,572,522        2,477,453        30,049,975
                                                                                    -----------      -----------       -----------
    Total Financial Services                                                         42,960,074        7,820,281        50,780,355
                                                                                    -----------      -----------       -----------
HEALTHCARE 22.5%

DRUGS & BIOTECHNOLOGY 17.0%
    Amgen Inc.*                     210,200          62,490         272,690           8,765,340        2,605,833        11,371,173
    Baxter International
       Inc.                               0          60,760          60,760                   0        1,856,218         1,856,218
    Biogen Inc.*                          0          53,200          53,200                   0        1,557,164         1,557,164
    CV Therapeutics Inc.*                 0          53,200          53,200                   0        1,112,412         1,112,412
    Johnson & Johnson               155,500          21,000         176,500           8,409,440        1,135,680         9,545,120
    Neurocrine
       Biosciences Inc.*                  0          63,700          63,700                   0        2,611,700         2,611,700
    Pfizer Inc.                     301,200         148,270         449,470           8,740,824        4,302,796        13,043,620
    Pharmacia Corp.                 238,600          95,880         334,480           9,276,768        3,727,814        13,004,582
                                                                                    -----------      -----------       -----------
                                                                                     35,192,372       18,909,617        54,101,989
                                                                                    -----------      -----------       -----------
HEALTHCARE FACILITIES 0.4%
    HCA Inc.                              0          24,000          24,000                   0        1,142,640         1,142,640
                                                                                    -----------      -----------       -----------
HOSPITAL SUPPLY 5.1%
    St. Jude Medical Inc.*          300,000          92,000         392,000          10,710,000        3,284,400        13,994,400
    Varian Medical
       Systems Inc.*                 31,000          20,000          51,000           1,332,690          859,800         2,192,490
                                                                                    -----------      -----------       -----------
                                                                                     12,042,690        4,144,200        16,186,890
                                                                                    -----------      -----------       -----------
    Total Healthcare                                                                 47,235,062       24,196,457        71,431,519
                                                                                    -----------      -----------       -----------
INTEGRATED OILS 4.2%

INTEGRATED INTERNATIONAL 4.2%
    Total Fina SA                   201,500               0         201,500          13,268,775                0        13,268,775
                                                                                    -----------      -----------       -----------
    Total Integrated Oils                                                            13,268,775                0        13,268,775
                                                                                    -----------      -----------       -----------

    The accompanying notes are an integral part of the financial statements.


                                                    SHARES                                             VALUE
                                    ---------------------------------------         ----------------------------------------------

                                                  LARGE-CAP       PRO-FORMA                           LARGE-CAP          PRO-FORMA
                                     LEGACY        GROWTH          COMBINED             LEGACY          GROWTH            COMBINED
                                    --------      ---------       ---------         -----------      -----------       -----------
MATERIALS & PROCESSING 3.3%

CHEMICALS 3.3%
    Air Products & Chemicals Inc.   252,000               0         252,000         $10,586,520      $         0       $10,586,520
                                                                                    -----------      -----------       -----------
    Total Materials & Processing                                                     10,586,520                0        10,586,520
                                                                                    -----------      -----------       -----------
OTHER 4.1%

MULTI-SECTOR 4.1%
    General Electric Co.            378,900         155,710         534,610           9,339,885        3,838,252        13,178,137
                                                                                    -----------      -----------       -----------
    Total Other                                                                       9,339,885        3,838,252        13,178,137
                                                                                    -----------      -----------       -----------
OTHER ENERGY 2.6%

OIL & GAS PRODUCERS 2.6%
    Ocean Energy Inc.               218,000         195,470         413,470           4,349,100        3,899,626         8,248,726
                                                                                    -----------      -----------       -----------
    Total Other Energy                                                                4,349,100        3,899,626         8,248,726
                                                                                    -----------      -----------       -----------
PRODUCER DURABLES 2.2%

MISCELLANEOUS
EQUIPMENT 2.2%
    Danaher Corp.                   124,100               0         124,100           7,055,085                0         7,055,085
                                                                                    -----------      -----------       -----------
    Total Producer Durables                                                           7,055,085                0         7,055,085
                                                                                    -----------      -----------       -----------
TECHNOLOGY 13.1%

COMMUNICATIONS
TECHNOLOGY 2.2%
    Cisco Systems Inc.*             468,600         200,580         669,180           4,910,928        2,102,078         7,013,006
                                                                                    -----------      -----------       -----------
COMPUTER SOFTWARE 5.0%
    Mercury Interactive Corp.*            0          77,600          77,600                   0        1,331,616         1,331,616
    Microsoft Corp.*                216,800         116,240         333,040           9,471,992        5,078,525        14,550,517
                                                                                    -----------      -----------       -----------
                                                                                      9,471,992        6,410,141        15,882,133
                                                                                    -----------      -----------       -----------
COMPUTER TECHNOLOGY 1.9%
    Dell Computer Corp.*                  0          56,000          56,000                   0        1,316,560         1,316,560
    IBM Computer Corp.*              78,300               0          78,300           4,571,937                0         4,571,937
                                                                                    -----------      -----------       -----------
                                                                                      4,571,937        1,316,560         5,888,497
                                                                                    -----------      -----------       -----------
ELECTRONICS 0.1%
    Kopin Corp.*                          0         136,120         136,120                   0          473,698           473,698
                                                                                    -----------      -----------       -----------
ELECTRONICS:SEMICONDUCTORS/COMPONENTS 3.9%
    Analog Devices Inc.*            208,400         121,030         329,430           4,105,480        2,384,291         6,489,771
    Intel Corp.                           0         216,110         216,110                   0        3,001,768         3,001,768
    Intersil Holding Corp. Cl. A*         0         110,000         110,000                   0        1,425,600         1,425,600
    Micron Technology Inc.*               0         110,900         110,900                   0        1,371,833         1,371,833
                                                                                    -----------      -----------       -----------
                                                                                      4,105,480        8,183,492        12,288,972
                                                                                    -----------      -----------       -----------
    Total Technology                                                                 23,060,337       18,485,969        41,546,306
                                                                                    -----------      -----------       -----------

    The accompanying notes are an integral part of the financial statements.


                                                    SHARES                                             VALUE
                                    ---------------------------------------        -----------------------------------------------

                                                  LARGE-CAP       PRO-FORMA                           LARGE-CAP          PRO-FORMA
                                     LEGACY        GROWTH          COMBINED             LEGACY          GROWTH            COMBINED
                                    --------      ---------       ---------        ------------      -----------      ------------
UTILITIES 1.2%

TELECOMMUNICATIONS 1.2%
    SBC Communications
       Inc.                         188,900               0         188,900        $  3,796,891      $         0      $  3,796,891
                                                                                   ------------      -----------      ------------
    Total Utilities                                                                   3,796,891                0         3,796,891
                                                                                   ------------      -----------      ------------
    Total Common Stocks
    (Cost $266,569,253, $102,287,406 and $368,856,659)                              222,151,399       91,251,311       313,402,710
                                                                                   ------------      -----------      ------------
                                             PRINCIPLE AMOUNT
                                 ------------------------------------------
COMMERCIAL PAPER 2.1%
American Express
    Credit Corp.
    1.74%, 10/01/2002            $        0      $2,353,000      $2,353,000        $          0      $ 2,353,000       $ 2,353,000
American Express
    Credit Corp.
    1.74%, 10/04/2002             1,000,000               0       1,000,000             999,854                0           999,854
Caterpillar Financial
    Services NV
    1.72%, 10/09/2002                     0         960,000         960,000                   0          959,633           959,633
General Electric
    Capital Corp.
    1.75%, 10/01/2002               479,000               0         479,000             479,000                0           479,000
General Electric
    Capital Corp.
    1.74%, 10/10/2002             1,015,000               0       1,015,000           1,014,559                0         1,014,559
Merrill
    Lynch & Co.
    1.70%, 10/01/2002             1,000,000               0       1,000,000           1,000,000                0         1,000,000
                                                                                   ------------      -----------      ------------
Total Commercial Paper (Cost $3,493,413, $3,312,633 and $6,806,046)                   3,493,413        3,312,633         6,806,046
                                                                                   ------------      -----------      ------------
Total Investments (Cost $270,062,666, $105,600,039 and $375,662,705)                225,644,812       94,563,944       320,208,756
Other Assets, Less Liabilities                                                       (1,078,371)      (1,142,386)       (2,220,757)
                                                                                   ------------      -----------      ------------
Net Assets                                                                         $224,566,441      $93,421,558      $317,987,999
                                                                                   ============      ===========      ============

----------------------------
*    Non-income producing securities

    The accompanying notes are an integral part of the financial statements.

                        STATE STREET RESEARCH LEGACY FUND
            PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)


                                                                                                 LARGE-CAP            PRO FORMA
                                                                            LEGACY                GROWTH               COMBINED
                                                                        ------------           ------------         -------------
ASSETS
Investments, at value
    (Cost $270,062,666, $105,600,039 and $375,662,705)                  $225,644,812           $ 94,563,944         $ 320,208,756
Dividends receivable                                                         212,828                 90,950               303,778
Receivable for fund shares sold                                              109,896                175,433               285,329
Other assets                                                                 112,326                 16,319               128,645
                                                                        ------------           ------------         -------------
    TOTAL ASSETS                                                         226,079,862             94,846,646           320,926,508

LIABILITIES
Payable for securities purchased                                                   -                 81,073                81,073
Payable for fund shares redeemed                                             672,898              1,008,960             1,681,858
Accrued transfer agent and shareholder services                              298,297                123,713               422,010
Accrued management fee                                                       125,368                 35,278               160,646
Accrued distribution and service fees                                        144,176                 23,999               168,175
Accrued trustees' fees                                                        19,699                 11,145                30,844
Accrued administration fee                                                    15,278                 19,746                35,024
Other accrued expenses                                                       237,705                121,174               358,879
                                                                        ------------           ------------         -------------
    TOTAL LIABILITIES                                                      1,513,421              1,425,088             2,938,509
                                                                        ------------           ------------         -------------
NET ASSETS                                                              $224,566,441           $ 93,421,558         $ 317,987,999
                                                                        ============           ============         =============
Net Assets consist of:
    Unrealized depreciation of investments                              $(44,417,854)          $(11,036,095)        $ (55,453,949)
    Accumulated net realized loss                                        (87,321,380)           (57,649,308)         (144,970,688)
    Paid-in capital                                                      356,305,675            162,106,961           518,412,636
                                                                        ------------           ------------         -------------
                                                                        $224,566,441           $ 93,421,558         $ 317,987,999
                                                                        ============           ============         =============
Net Asset Value and redemption price per share of
    Class A shares ($72,474,909 DIVIDED BY 7,953,145,
    $17,396,208 DIVIDED BY  4,822,992 and $89,871,117
    DIVIDED BY 9,862,718)                                               $       9.11           $       3.61         $        9.11
                                                                        ============           ============         =============
Maximum Offering Price per share of Class A shares
    ($9.11 DIVIDED BY 0.9425, $3.61 DIVIDED BY 0.9425 and
    $9.11 DIVIDED BY 0.9425)                                            $       9.67           $       3.83         $        9.67
                                                                        ============           ============         =============
Net Asset Value and offering
    price per share of Class B(1) shares*
    ($84,737,416 DIVIDED BY 9,632,634, $10,554,445
    DIVIDED BY 3,207,773 and $95,291,861 DIVIDED BY
    10,832,003)                                                         $       8.80           $       3.29         $        8.80
                                                                        ============           ============         =============
Net Asset Value and offering
    price per share of Class B shares*
    ($36,288,123 DIVIDED BY 4,083,755, $12,425,880 DIVIDED
    BY 3,779,060 and $48,714,003 DIVIDED BY 5,481,492)                  $       8.89           $       3.29         $        8.89
                                                                        ============           ============         =============
Net Asset Value and offering
    price per share of Class C shares*
    ($27,235,212 DIVIDED BY 3,094,958, $2,006,620 DIVIDED
    BY 610,061 and $29,241,832 DIVIDED BY 3,322,983)                    $       8.80           $       3.29         $        8.80
                                                                        ============           ============         =============
Net Asset Value, offering price and redemption
    price per share of Class S shares
    ($3,830,781 DIVIDED BY 412,851,
    $51,038,405 DIVIDED BY 13,789,205 and $54,869,186 DIVIDED BY
    5,912,679)                                                          $       9.28           $       3.70         $        9.28
                                                                        ============           ============         =============

-----------------------
* Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                       STATE STREET RESEARCH LEGACY FUND
                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2002
                                   (UNAUDITED)


                                                                           LARGE-CAP             PRO FORMA             PRO FORMA
                                                        LEGACY              GROWTH              ADJUSTMENTS            COMBINED
                                                    ------------         ------------           -----------          ------------
INVESTMENT INCOME

Dividends, net of foreign taxes                     $  3,344,801         $    945,719                                $  4,290,520
Interest                                                 108,283              173,898                                     282,181
                                                    ------------         ------------           ---------            ------------
                                                       3,453,084            1,119,617                                   4,572,701
EXPENSES

Management fee                                         2,093,247              664,676             244,881(1)            3,002,804
Transfer agent and shareholder services                1,147,291              406,247                                   1,553,538
Custodian fee                                            118,373              103,423             (89,430)(1)             132,366
Registration fees                                         82,292               66,836             (66,836)(1)              82,292
Administration fee                                        88,823               95,117             (83,823)(1)             100,117
Reports to shareholders                                  269,896              134,400            (114,400)(1)             289,896
Audit fee                                                 29,232               32,719             (29,232)(1)              32,719
Trustees' fees                                            22,758                9,395              (9,395)(1)              22,758
Legal fees                                                 5,985                1,410                                       7,395
Distribution and service fees - Class A                  296,152               70,124                                     366,276
Distribution and service fees - Class B(1)             1,212,309              143,330                                   1,355,639
Distribution and service fees - Class B                  397,496              209,659                                     607,155
Distribution and service fees - Class C                  410,663               27,004                                     437,667
Amortization of organization costs                         7,357                    -                                       7,357
Miscellaneous                                             38,158               11,700             (11,700)(1)              38,158
                                                    ------------         ------------           ---------            ------------
                                                       6,220,032            1,976,040            (159,935)              8,036,137
Fees paid indirectly                                     (39,544)             (21,991)                                    (61,535)
                                                    ------------         ------------           ---------            ------------
                                                       6,180,488            1,954,049            (159,935)              7,974,602
                                                    ------------         ------------           ---------            ------------
Net investment loss                                   (2,727,404)            (834,432)            159,935              (3,401,901)
                                                    ------------         ------------           ---------            ------------
Net realized loss on investments                     (52,237,519)         (32,502,632)                                (84,740,151)
Net unrealized appreciation
    of investments                                     2,237,832            1,353,906                                   3,591,738
                                                    ------------         ------------           ---------            ------------
Net loss on investments                              (49,999,687)         (31,148,726)                                (81,148,413)
                                                    ------------         ------------           ---------            ------------
Net decrease in net assets
    resulting from operations                       $(52,727,091)        $(31,983,158)          $ 159,935            $(84,550,314)
                                                    ============         ============           =========            ============

-------------------------
(1)  Adjustments reflect expected savings when the funds combine.

    The accompanying notes are an integral part of the financial statements.

                        STATE STREET RESEARCH LEGACY FUND
                         NOTES TO PRO FORMA STATEMENTS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2002
                                   (UNAUDITED)

      1. BASIS OF COMBINATION

         The unaudited Pro Forma Combining Portfolio of Investments, the Pro Forma Combining Statement of Assets and Liabilities and the Pro Forma Combining Statement of Operations reflect the accounts of State Street Research Legacy Fund ("Legacy") and State Street Research Large-Cap Growth Fund ("Large-Cap Growth") (collectively, the "Funds" or a "Fund") at and for the year ended September 30, 2002.

         The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Large-Cap Growth to Legacy in exchange for shares of Legacy under generally accepted accounting principles. However, it is possible that Large-Cap Growth will not approve the merger.

         The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Legacy for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of each fund in carrying out its obligations under the Agreement and Plan of Reorganization and Liquidation, which will be allocated to each Fund on the basis of identifiable direct costs or otherwise on the basis of relative net assets.

         The Legacy Fund and the Large-Cap Growth Fund have substantially similar investment restrictions. Accordingly, neither the Legacy Fund nor the Large-Cap Growth Fund expects to sell any of the Large-Cap Growth Fund's portfolio securities in order to comply with the Legacy Fund's investment restrictions, although portfolio securities may be sold in the ordinary course of business.

         The Pro Forma Combining Portfolio of Investments, the Pro Forma Combining Statement of Assets and Liabilities and the Pro Forma Combining Statement of Operations should be read in conjunction with the historical financial statements of the funds included or incorporated by reference in the Statement of Additional Information.

      2. PORTFOLIO VALUATION

         The fund values all portfolio securities as of the date of this report (or, if that day wasn't a business day, then the most recent business day). The fund uses the following methods for determining the values of various types of securities:

         -LISTED SECURITIES - The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

         -OVER-THE-COUNTER SECURITIES - The fund uses the closing prices quoted on the Nasdaq system. If a security hasn't traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

         -SECURITIES MATURING WITHIN SIXTY DAYS - The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

      3. CAPITAL SHARES

         The pro forma net asset value per share assumes the issuance of additional shares of Legacy which would have been issued at September 30, 2002 in connection with the proposed reorganization. The pro forma number of shares outstanding of 9,862,718, 10,832,003, 5,481,492, 3,322,983 and 5,912,679 in each of Class A, Class B(1), Class B, Class C and Class S shares, respectively, includes 1,909,573, 1,199,369, 1,397,737, 228,025, and 5,499,828 additional shares from each of Class A, Class B(1), Class B, Class C and Class S shares, respectively, all of which are assumed to be issued in the reorganization at September 30, 2002.

      4. Certain costs incurred in the organization and registration of the Legacy Fund were capitalized and are being amortized under the straight-line method over a period of five years.

      5. MISCELLANEOUS EXPENSES

         Miscellaneous expenses consist primarily of certain insurance costs and travel reimbursements to Trustees.

    The accompanying notes are an integral part of the financial statements.

VOTE BY TELEPHONE, ON THE INTERNET OR BY MAIL - 24 HOURS A DAY, 7 DAYS A WEEK

         TELEPHONE: 888-221-0697                INTERNET: www.ssrfunds.com                         MAIL
To vote your shares by telephone, call      To vote your shares by the Internet,         You can vote your shares by completing
toll free 1-888-221-0697. You will be       contact the Fund at www.ssrfunds.com..       and returning this proxy card. Please
prompted to enter the 14-digit control      You will be prompted to enter the            mark your proxy, date and sign it below
number on this proxy card. Follow the       14-digit control number on this proxy        and return is promptly in the
simple recorded instructions using this     card. Follow the simple instructions at      accompanying envelope which requires no
proxy card as a guide. If you vote by       the website, using your proxy card as a      postage if mailed in the United States.
phone, you need not return the proxy        guide. If you vote by the Internet, you
card by mail.                               need not return the proxy card by mail.

  IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT RETURN THE PROXY CARD BY MAIL.

*** CONTROL NUMBER: 999 999 999 999 99 ***

                  STATE STREET RESEARCH LARGE-CAP GROWTH FUND
                 A SERIES OF STATE STREET RESEARCH GROWTH TRUST
              SPECIAL MEETING OF SHAREHOLDERS - FEBRUARY 21, 2003

VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.

The undersigned hereby appoints Francis J. McNamara, III, Terrence J. Cullen and Amy L. Simmons, and each of them, as proxies with full power of substitution to each to act for and vote on behalf of the undersigned all shares of the above fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of the Shareholders to be held at the principal offices of the Fund, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 11:00 a.m. on February 21, 2003, or at any adjournments thereof, on the items described on the other side of this form, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement dated January 3, 2003, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

                        IF NOT VOTING BY PHONE OR THE INTERNET, IT IS IMPORTANT
                             THAT THIS PROXY BE SIGNED AND RETURNED IN THE
                                          ENCLOSED ENVELOPE.

                          Date
                              -----------------------------------

                          -----------------------------------------------------




                          -----------------------------------------------------
                          (Signature(s) if held jointly (Title(s), if required)

                          NOTE: Please date and sign exactly as name or names appear hereon and return in the enclosed envelope, which requires no postage. When signing as attorney, executor, trustee, guardian or officer of a corporation, please give title as such.



                    CONTINUED ON THE REVERSE SIDE                        SSR LCG

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. /X/

If a choice is specified for a proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED FOR A PROPOSAL, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Trustees unanimously recommends a vote FOR the proposal.

                                                  FOR     AGAINST    ABSTAIN
1. To approve or disapprove an Agreement          / /        / /        / /
   and Plan of Reorganization providing
   for the acquisition of all of the
   assets and liabilities of the State
   Street Research Large-Cap Growth
   Fund, a series of State Street
   Research Growth Trust, by the State
   Street Research Legacy Fund, a series
   of the State Street Research
   Securities Trust.

PLEASE SIGN ON THE REVERSE SIDE

                                                                         SSR LCG